SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

   Network Equipment Technologies, Inc.
 (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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6900 Paseo Padre Parkway
Fremont, California  94555-3660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held
August 12, 2003

TO THE STOCKHOLDERS:

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network Equipment Technologies, Inc., doing business as net.com (hereinafter “net.com” or the “Company”), a Delaware corporation, will be held on Tuesday, August 12, 2003, at 10:00 a.m., local time, at the principal offices of net.com, 6900 Paseo Padre Parkway, Fremont, California, for the following purposes:

1.     To elect David R. Laube and Hubert A. J. Whyte as Class I Directors to serve until the Annual Meeting of Stockholders in the year 2006 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

2.     To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending March 26, 2004.

3.     To approve an amendment to the Company’s 1993 Stock Option Plan making various changes, including extending the term of the plan five years.

4.     To approve an amendment to the Company’s 1998 Employee Stock Purchase Plan clarifying the administrator’s ability to designate subsidiaries for participation in the plan.

5.     To transact such other business as may properly come before the meeting or any adjournment thereof.

                The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

                Only stockholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the  Annual Meeting and at any continuation or adjournment of the Annual Meeting.

                                                                                                                By order of the Board of Directors,

Fremont, California                                                                              HUBERT A.J. WHYTE

July 8, 2003                                                                                            President and Chief Executive Officer

                ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE  OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

6900 Paseo Padre Parkway
Fremont, California  94555-3660

PROXY STATEMENT

For the Annual Meeting of Stockholders
To Be Held
August 12, 2003

                The enclosed Proxy is solicited by the Board of Directors of Network Equipment Technologies, Inc., doing business as net.com (hereinafter “net.com” or the “Company”), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on August 12, 2003 (the "Annual Meeting"), at the principal offices of net.com located at 6900 Paseo Padre Parkway, Fremont, California 94555-3660 and at any postponement or adjournment of this Annual Meeting. Stockholders of record on June 30, 2003 will be entitled to notice of and to vote at the Annual Meeting.

                net.com intends to mail this Proxy Statement and accompanying Proxy Card (the "Proxy"), together with the Annual Report to stockholders, on approximately July 15, 2003.  On June 30, 2003, there were outstanding and entitled to vote 22,936,095shares of the Common Stock of net.com ("Common Stock").

Voting

                By properly marking, dating, signing and returning the enclosed Proxy Card, the shares represented on the card will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  Each stockholder is entitled to one (1) vote for each share of Common Stock held by such stockholder.  All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting.  The vote required for the election of directors is described below.   Approval of an amendment to the 1993 Stock Option Plan, an amendment to the 1998 Employee Stock Purchase Plan, and ratification of the appointment of the independent auditor for the Company will require the affirmative vote of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting.  For these proposals, abstentions by stockholders are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by stockholders.

                Instead of submitting a signed Proxy Card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions accompanying the Proxy Card. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the Proxy Card. These procedures may also be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

                Any person giving a Proxy has the power to revoke it at any time before its exercise at the Annual Meeting by delivering to the Secretary of net.com at 6900 Paseo Padre Parkway, Fremont, California 94555-3660, a written revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

                net.com will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation materials furnished to stockholders. net.com does not presently intend to solicit Proxies other than by mail.  net.com reserves the right to have an outside solicitor conduct the solicitation of Proxies and to pay the solicitor for its services.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Election of Directors

                The Certificate of Incorporation of net.com provides for a classified Board of Directors (the “Board”).  The Board is divided into three classes, designated as Class I, Class II and Class III.  The respective current terms for each of these three classes expire at the 2003, 2004 and 2005 Annual Meetings of Stockholders.  Under the Bylaws of net.com,  the Board may consist of between five and eight Directors, the exact number of Directors to be determined by the Board within the specified limits.  The number of Directors is currently set at seven.

                The nominees for Class I Directors are David R. Laube and Hubert A. J. Whyte.  They have agreed to serve if elected, and management has no reason to believe that Messrs. Laube and Whyte will be unable to serve.  Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for Messrs. Laube and Whyte.   If any nominee becomes unwilling or unable to serve as a director, Proxies may be voted for a substitute designated by the Board.  The two candidates receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting will be elected Class I Directors of net.com.  The recipients of the highest number of the votes in favor of their election will hold office until the Annual Meeting of Stockholders in the year 2006 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

                The Board of Directors recommends a vote FOR Proposal No. 1.

Directors

                Set forth below is information regarding the Directors of net.com, including the nominees for re-election, Messrs. Laube and Whyte.

Name of Nominees

Age

Director Since

Class and Year Current Term Expires

David R. Laube	55	2001	Class I – 2003 *
Hubert A. J. Whyte	52	1999	Class I – 2003 *
* If re-elected, their terms will expire in 2006.
Name of Incumbents
Dixon R. Doll	60	1984	Class II – 2004
Peter Sommerer	54	2000	Class II – 2004
Hans A. Wolf	75	1992	Class II – 2004
C. Nicholas Keating	61	2002	Class III – 2005
Thomas Rambold	56	2001	Class III – 2005

                Dixon R. Doll has been a Director of net.com since April 1984 and became the Company’s Chairman of the Board in August 2002.  In December 1996, he founded Doll Capital Management, a private venture capital firm that invests in entrepreneurial companies in the information technology and communications markets, where he serves as Managing General Partner.  From September 1994 to December 1996, Dr. Doll was actively engaged in venture capital activities as a private investor.  From September 1985 to September 1994, Dr. Doll was a partner of Accel Partners, a private venture capital firm.  Dr. Doll holds a Bachelor of Science degree in electrical engineering from Kansas State University and Master of Science and Ph.D. degrees in electrical engineering from the University of Michigan.  Dr. Doll is also a Director of Zamba, Inc. and several privately held companies.

                C. Nicholas Keating, Jr. has been a Director of net.com since November 2001.  He was appointed President and CEO of IP Infusion Inc. in October 2000.  In 1999 Mr. Keating became President and CEO of US Search.com, a web-based provider of on-line information services to corporate and professional users.  From 1993 to 1998, Mr. Keating was an advisor to a number of worldwide organizations, including Integrated Telecom Technologies and Lucent Technologies.  From 1987 to 1993, Mr. Keating was a Vice President and corporate officer of Network Equipment Technologies, Inc.  Mr. Keating serves on the Board of Directors of Foundry Networks and is a Trustee of the Asian Art Museum of San Francisco.  He received his BA and MA from American University and was a Fulbright scholar.

                David R. Laube has been a Director of net.com since April 2001.  He is currently executive in residence for the school of business at the University of Colorado-Denver.  He is also active in consulting in the fields of telecommunications and information technology.  Prior to July 2000, Mr. Laube spent 17 years as a senior executive at U S WEST.  Over his last five years at U S WEST, Mr. Laube was the Vice President and Chief Information Officer, leading the largest Information Technologies organization in Colorado.  Mr. Laube is a Phi Beta Kappa graduate of the University of Washington with a Bachelor of Arts in finance and holds an MBA from the Wharton School of Business at the University of Pennsylvania.  He also serves on the Board of Directors of Carrier Access Corporation and a privately held company.

                Thomas Rambold has been a Director of net.com since April 2001.  In November 2000, he founded and is currently the CEO of DESS Consulting, a Munich, Germany company which provides consulting services for start–up companies in North America, Europe and Asia and for service providers in all global regions.  DESS is heavily involved in the restructuring of companies, sales channels and businesses.  From 1979 until November 2000, Mr. Rambold held several senior management positions with Siemens AG, most recently as Chief Technology Officer for Information & Communication Networks.  He also served as Head of the Broadband Networks Business Unit from 1995 to 1999.  Mr. Rambold  headed the Data/IP business unit globally from 1998 to 1999 and had the responsibility for architecting Unisphere. Mr. Rambold is a summa cum laude graduate of the Technical University at Munich with a Master’s degree in electrical engineering.  He is a member of the Board of Directors of several privately held companies in North America and Europe.

                Peter Sommerer has served as a Director of net.com since April 2000.  He is the founder and currently the Chairman of Goodcontacts, an internet-based contact management service based in Ontario, Canada.  From 1998 to 2000, Mr. Sommerer  was Chairman of Coventus, an internet-based service for business travelers, also  based in Ontario, Canada.  Coventus ceased operations in 2001.  Mr. Sommerer founded Vienna Systems, a leading vendor of voice-over-IP products, and served as Chairman from 1995 to 1998.  Vienna Systems was acquired by Nokia in 1998.  In the early 1990's, Mr. Sommerer was Vice Chairman, President and Chief Operating Officer of Newbridge Networks Corporation, now part of Alcatel.  Prior to Newbridge, Mr. Sommerer served in a number of technical, administrative and general management roles at Mitel Corporation and ITT Austria, now also part of Alcatel.  Mr. Sommerer currently serves on the Board of Directors of  Nuvo Networks and  several privately held companies.

                Hubert A.J. Whyte has served as a Director of net.com since June 1, 1999, when he joined net.com as its President and Chief Executive Officer.  From 1994 until he joined net.com, Mr. Whyte served as President and CEO of Advanced Computer Communications (“ACC”).  Prior to joining ACC, Mr. Whyte served as Vice President and General Manager of the Access Products unit of Newbridge Networks Corporation.  Earlier in his career, Mr. Whyte gained industry experience with British Telecom, Ericsson, Shell Oil, Business Intelligence Services, Mitel and Siemens.

                Hans A. Wolf  has served as a Director of net.com since August 1992. On December 31, 1992 Mr. Wolf retired as Vice Chairman of the Board of Syntex Corporation, a worldwide pharmaceutical company, and later in December 1993 he retired from the Syntex Board of Directors.  He headed several of Syntex’s business units and served as Chief Administrative Officer from 1975 until his retirement.  Previously, Mr. Wolf spent 20 years at Texas Instruments where he held a number of positions, including Vice President and Treasurer.

Stock Ownership of Five Percent Stockholders, Directors, and Executive Officers

                The following table sets forth certain information as of June 30, 2003 (except as otherwise noted), regarding ownership of net.com's Common Stock by (i) each person known by net.com to be the beneficial owner of five percent (5%) or more of net.com's Common Stock, (ii) each Director, including the nominees for Director, (iii) each current Executive Officer of net.com who is also named in the Summary Compensation Table (each, a “Named Executive Officer”), and (iv) all Directors and Executive Officers of net.com as a group.  Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.  Unless otherwise indicated in the table, the address of each individual listed in the table is net.com, 6900 Paseo Padre Parkway, Fremont, CA 94555-3660.

Five Percent (5%) Stockholders, Directors, Named Executive Officers, and all Directors and Executive Officers as a Group	Approximate Number of Shares	Percentage of Outstanding Shares
John K. Nelson (1) .............................................................................................	1,887,975	8.2%
Dimensional Fund Advisors, Inc. (2) ..............................................................	1,783,250	7.8
R. Eliot King & Associates Incorporated (3) .................................................	1,672,650	7.3
Wellington Management Company, LLP (4) .................................................	1,570,000	6.8
Royce & Associates, Inc. (5) ...........................................................................	1,512,900	6.6
Leroy C. Kopp (6) ..............................................................................................	1,214,045	5.3
John C. Batty (7) ................................................................................................	228,606	*
Dixon R. Doll (8) .................................................................................................	257,259	1.1
C. Nicholas Keating, Jr. (9) ...............................................................................	6,138	*
Gary L. Lau (10) ..................................................................................................	65,353	*
David R. Laube (11) ...........................................................................................	39,554	*
John F. McGrath, Jr. (12) ...................................................................................	46,458	*
Thomas Rambold (13) .......................................................................................	10,221	*
Jeffrey M. Range (14) ........................................................................................	37,500	*
Peter Sommerer (15) ...........................................................................................	28,442	*
Hubert A.J. Whyte (16) .....................................................................................	667,273	2.8
Hans A. Wolf (17) ..............................................................................................	120,164	*
All Executive Officers and Directors as a group as of June 30, 2003 (fourteen persons) (18) .............................................................	1,827,790	7.5%

* Represents less than1% of the outstanding shares.

(1)     This information was acquired from publicly available information filed with the SEC as of February 3, 2003.  Based on this filing, net.com believes that Mr. John K. Nelson has sole voting and dispositive power as to 215,325 of such shares, shared voting power as to 1,308,050 of such shares and shared dispositive power as to 1,672,650 of such shares.  The address for Mr. Nelson is 3000 Sand Hill Road, #2-245, Menlo Park, CA 94025.

(2)     This information was acquired from publicly available information filed with the SEC as of February 12, 2003.  Based on this filing, net.com believes that Dimensional Fund Advisors, Inc. has sole voting and sole dispositive power with respect to all of the shares shown opposite its name.  The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(3)     This information was acquired from publicly available information filed with the SEC as of February 3, 2003.  Based on this filing, net.com believes that R. Eliot King & Associates has shared voting power as to 1,308,050 of such shares and shared dispositive power as to 1,672,650 of such shares.  The address for R. Eliot King & Associates is 3000 Sand Hill Road, #2-245, Menlo Park, CA 94025.

(4)     This information was acquired from publicly available information filed with the SEC as of February 12, 2003.  Based on this filing, net.com believes that Wellington Management Company, LLP has shared voting power with respect to 370,000 of such shares and shared dispositive power as to all of such shares.  The address for Wellington Management Company, LLP is 73 State Street, Boston, MA 02109.

(5)     This information was acquired from publicly available information filed with the SEC as of February 4, 2003.  Based on this filing, net.com believes that Royce & Associates, Inc. has sole voting and sole dispositive power with respect to all of the shares shown opposite its name.  The address for Royce & Associates is 1414 Avenue of the Americas, New York, NY 10019.

(6)     This information was acquired from publicly available information filed with the SEC as of January 17, 2003.  Based on this filing, net.com believes that Mr. Kopp has sole voting and sole dispositive power as to 715,000 of the shares.  This includes 499,045 shares which are reported as beneficially owned by Kopp Holding Company (which is wholly owned by Mr. Kopp) and beneficially owned by Kopp Investment Advisors, Inc. (which is wholly owned by Kopp Holding Company).  Kopp Investment Advisors, Inc. reports that it has sole voting power as to 180,000 of such shares, sole dispositive power as to 100,000 of such shares and shared dispositive power as to 399,045 of such shares (of 399,045 of such shares Kopp Investment Advisors, Inc. reports it exercises investment discretion but is not the owner).  The address for Mr. Kopp is:  C/o Kopp Investment Advisors, Inc., 7701 France Avenue South, Suite 500, Medina, MN 55435.

(7)     Includes 215,395 shares issuable under options exercisable within 60 days of June 30, 2003.

(8)     Includes 130,662 shares issuable under options exercisable within 60 days of June 30, 2003.  Also includes 4,800 shares owned by International Synergies, Ltd., a corporation in which Dr. Doll has a beneficial interest.

(9)     Consists solely of shares issuable under options exercisable within 60 days of June 30, 2003.

(10)   Consists solely of shares issuable under options exercisable within 60 days of June 30, 2003.

(11)   Includes 14,554 shares issuable under options exercisable within 60 days of June 30, 2003.

(12)   Consists solely of shares issuable under options exercisable within 60 days of June 30, 2003.

(13)   Consists solely of shares issuable under options exercisable within 60 days of June 30, 2003.

(14)   Consists solely of shares issuable under options exercisable within 60 days of June 30, 2003..

(15)   Includes 24,442 shares issuable under options exercisable within 60 days of June 30, 2003.

(16)   Includes 625,500 shares issuable under options exercisable within 60 days of June 30, 2003.

(17)   Includes 109,664 shares issuable under options exercisable within 60 days of June 30, 2003.

(18)   Includes 1,586,157 shares issuable under options exercisable within 60 days of June 30, 2003.  See notes (8) through (17) above.

Board Committees and Meetings

                There are currently two committees of the Board:  the Audit Committee  and the Compensation Committee (“Committees” or “Committee”).  The Company does not have a Nominating Committee.  Compensation is paid and stock options are granted to members of the Audit and Compensation Committees, all of whom are non-employee Board members. Audit Committee members are Messrs. Doll, Keating, Laube, Sommerer and Wolf.  Compensation Committee members are Messrs. Doll, Laube and Wolf.

                The responsibilities of the Audit Committee include appointing and providing the compensation of the independent auditors to conduct the annual audit of net.com's accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. The functions of the Compensation Committee include reviewing  and approving the Company's compensation goals and objectives and the level of compensation of the executive officers of the Company, administering net.com's stock plans and variable compensation programs, and making recommendations to the Board concerning the compensation of non-employee Directors of the Company.

                During the fiscal year ended March 28, 2003 ("Fiscal Year 2003"), the Board held five meetings, the Audit Committee held five meetings, and the Compensation Committee held four meetings.  Each Director attended 75% or more of the number of meetings of the Board and of the number of meetings of the Committees on which he served during the fiscal year, except that Mr. Rambold missed the one meeting of the Compensation Committee that occurred within his tenure on the Committee early in the fiscal year. There are no family relationships among executive officers and/or Directors of net.com.

Director Compensation

                Each non-employee Board member receives $18,000 per year as compensation for his annual Board service.  In addition, each non-employee Board member receives $1,000 for attendance at each meeting of the Board and $1,000 for attendance at a meeting of any standing Committee of the Board for which compensation is paid and on which the Director serves.  Committee chairmen receive a total fee of $2,000 for attending a meeting of their Committee.  The Chairman of the Board receives $1,000 per Board meeting attended and $3,000 per month for serving in that capacity.  Non-employee Board members are eligible for reimbursement of expenses for attending Board meetings or for attending any Committee meetings.

                Non-employee Directors are eligible to participate in the Automatic Option Grant Program (“Automatic Grant Program” or “Program”) of the 1993 Stock Option Plan (the “1993 Option Plan”). The 1993 Option Plan provides that on the date of each annual meeting:  (i) each non-employee Director who is elected to the Board at such annual meeting, whether first elected or reelected, is automatically granted an option to purchase 12,000 shares of Common Stock;  (ii) each non-employee Director who serves on, or first becomes a member of, an active standing committee of the Board at the time of the annual meeting is automatically granted an option to purchase 4,000 shares of Common Stock; and (iii) each non-employee Director who serves as, or first becomes, a Chairperson of an active standing committee of the Board is automatically granted an option to purchase 4,000 shares of Common Stock. A prorated number of shares is awarded in the event of appointment on a date other than the date of an Annual Meeting.

Compensation Committee Interlocks and Insider Participation

                With the exception of Mr. Keating, no member of our Compensation Committee was at any time during Fiscal Year 2003, or any other time, an officer or employee of the Company.  Mr. Keating served as an officer of the Company from 1987 to 1993, and served as a member of the Compensation Committee from January 15, 2002 until June 28, 2002.   No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

                The following table sets forth the compensation earned by net.com's Chief Executive Officer and each of net.com’s four other most highly compensated executive officers during Fiscal Year 2003 (the “Named Executive Officers”), all of whom were employed with net.com on March 28, 2003, for services rendered in all capacities to net.com for each of the last three (3) fiscal years.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation (2)
Hubert A.J. Whyte	2003	$400,000	$ –	180,000	$ 1,500
President and Chief	2002	400,000	4,333	500	1,762
Executive Officer	2001	400,000	211,368	–	156,529 (3)

John C. Batty	2003	285,000	–	125,000	1,500
Senior Vice President and	2002	280,962	–	50,500	1,500
Chief Operating Officer	2001	235,000	63,345	50,000	1,500

Gary L. Lau	2003	384,170 (5)	–	129,000	1,500
Senior Vice President,	2002	371,520 (5)	150,000	63,710	1,500
Worldwide Sales & Service(4)

John F. McGrath, Jr.	2003	214,832	55,000	45,000	1,500
Vice President and	2002	78,558 (6)	–	100,000	1,500
Chief Financial Officer (4)

Jeffrey M. Range	2003	230,000	70,000	40,000	142,858 (7)
Vice President, Operations (4)

(1)   The amounts reported include amounts deferred pursuant to net.com’s 401-K Plan.

(2)   The amounts reported include net.com’s contributions to the Company’s 401-K Plan.

(3)   The amount reported includes $155,029 paid to Mr. Whyte for relocation assistance during fiscal 2001.

(4)   Mr. Lau was elected an Executive Officer in March 2002, Mr. McGrath joined the Company in November 2001, and Mr. Range was elected an Executive Officer as of the beginning of fiscal 2003.

(5)   The amounts reported include commission income of $197,959 paid in fiscal 2003 and $199,732 paid in fiscal 2002.

(6)   Represents a partial-year salary.

(7)   The amount reported represents amounts paid to Mr. Range for relocation assistance during fiscal 2003.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

                The following table shows all grants of options to the Named Executive Officers in Fiscal Year 2003 under the 1993 Option Plan.  The percentage of options is based on an aggregate of 1,866,300 options granted by the Company during Fiscal Year 2003 to the Company’s employees, including the Named Executive Officers.  Pursuant to SEC rules, the table also shows the potentially realizable dollar value of options granted at the end of the option terms (ten years) if the stock price were to appreciate annually by 5% and 10%, respectively.  There is no assurance that the stock price will appreciate at the rates shown in the table.  The table also indicates that if the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Hubert A.J. Whyte	100,000	5.4%	$3.40	08/13/2012	$213,824	$541,872
	80,000	4.3	$5.79	03/25/2013	$291,304	$738,222

John C. Batty	65,000	3.5	$3.63	07/16/2012	$148,388	$376,044
	60,000	3.2	$5.79	03/25/2013	$218,478	$553,666

Gary L. Lau	29,000	1.6	$3.63	07/16/2012	$66,204	$167,773
	100,000	5.4	$5.79	03/25/2013	$364,130	$922,777

John F. McGrath, Jr.	10,000	0.5	$3.63	07/16/2012	$22,829	$57,853
	35,000	1.9	$5.79	03/25/2013	$127,445	$322,972

Jeffrey M.Range	40,000	2.1	$5.79	03/25/2013	$145,652	$369,111

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR‑END OPTION VALUES

                The following table sets forth information concerning the exercise of options during Fiscal Year 2003 and unexercised options held as of the end of such year by the Named Executive Officers.  The value realized is based on the fair market value of the underlying securities as of the date of exercise, minus the per share exercise price, multiplied by the number of shares underlying the option.  The value of unexercised in-the-money options are based on a value of $6.02 per share, the last reported sale price of the Common Stock on the New York Stock Exchange on March 28, 2003 (the last day of Fiscal Year 2003), minus the per share exercise price, multiplied by the number of shares underlying the option.

	Shares Exercised		Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In‑The-Money Options at FY-End ($)
Name	Number	Value	Exercisable	Unexercisable	Exercisable	Unexercisable
Hubert A. J. Whyte	0	N/A	552,652	227,938	$1,198	$280,453
John C. Batty	0	N/A	171,728	203,772	$56,529	$237,871
Gary L. Lau	0	N/A	48,139	178,784	$39,169	$144,402
John F. McGrath, Jr.	0	N/A	33,333	111,667	$100,666	$233,284
Jeffrey M. Range	0	N/A	27,083	112,917	$27,625	$83,575

Equity Compensation Plan Information

                The following table sets forth information as of March 28, 2003 with respect to the plans under which the Common Stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,650,650	$7.8925	2,711,040
Equity compensation plans not approved by security holders (2)	4,024,435	$6.9064	2,425,414
Total	7,675,085	$7.3754	5,136,454

(1)   Includes the 1983 Stock Option Plan, the 1993 Option Plan and the 1998 Employee Stock Purchase Plan.

(2)   Includes the 1993 U.K. Stock Option Plan, the 1997 Stock Option Program and the 2002 U.K. Employee Stock Purchase Plan.

Employment Contracts

                Each of net.com’s executive officers, including Mr. Whyte, has an agreement (“Change of Control Agreement”) with net.com that provides for immediate vesting of all the executive officer’s outstanding stock options in the event of the termination of the executive officer’s employment within one year after a Corporate Transaction or Change of Control as those terms are defined in the 1993 Option Plan.  No other compensation is provided for under the terms of these agreements upon a Corporate Transaction or a Change of Control.

REPORT OF THE COMPENSATION COMMITTEE

Introduction

                net.com’s compensation programs are administered by the Compensation Committee of the Board (the “Committee”).  The Committee approves all compensation, including stock options, for all executive officers, including the Chief Executive Officer (the “CEO”).  It administers all net.com stock option plans and approves all variable, incentive or other such compensation programs. The Committee is composed entirely of outside directors.  No member of the Compensation Committee has ever served as an executive officer of net.com, except for Mr. Keating, who served as a corporate officer of the Company from 1987 to 1993 and as a member of the Compensation Committee from January 15, 2002 until June 28, 2002.

Compensation Philosophy and Objectives

                The Committee operates under a compensation philosophy designed to attract and retain qualified executive officers and other key employees critical to net.com’s success. Part of the Committee’s philosophy is to reward performance.  The Committee also considers the competitive environment for executive and other employees.  Incentive and other compensation programs for all employees are performance-based with a focus on both individual and company performance.  For executive officers, incentive cash compensation amounts (excluding commission payments to sales executives) are more heavily dependent on Company achievements than on individual performance and require the Company to achieve designated financial targets.

                With the philosophy as a guide, net.com’s executive compensation programs are designed to meet the following objectives:

1.     Compensation should aid in attracting and retaining executive officers with competitive total compensation packages that take into account compensation practices of competitive companies.

2.     Compensation should align the financial interests of executive officers with those of stockholders by providing equity-based, long-term incentives.

3.     Compensation should reflect corporate-wide performance. Executive officers should have a substantial portion of their variable compensation be dependent upon company financial performance and meeting other key objectives for the success of net.com.

4.     Compensation should reflect individual performance. Those executive officers that meet identified goals and objectives and perform at a higher level will be rewarded accordingly.  Executives who fail to meet identified goals and objectives will have that fact reflected in their compensation.

Compensation Factors

                There are three components to net.com’s executive officer compensation: 1) base salary; 2) incentive compensation; and 3) long-term equity-based incentives.

                In setting the compensation levels of the executive officers, including the CEO, the Committee works with net.com’s Human Resources Department.  Human Resources retains outside consultants to provide them with compensation surveys and other competitive data. Competitive data focuses on net.com’s direct competitors as well as networking companies generally in the Silicon Valley where net.com is headquartered.  In setting the compensation for other executive officers, the CEO makes recommendations to the Committee supported by competitive and other information provided by the Human Resources Department.  The Committee makes all final decisions regarding executive compensation and acts in its sole discretion.

  Base Salary.  Base salaries are evaluated annually for all executive officers, including the CEO. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company’s performance does not play a significant role in the determination of base salary. During the Company’s 2003 fiscal year, no salaries of executive officers were increased, except that the Senior Vice President of Worldwide Sales received a salary increase in connection with his promotion to that position at the end of the fiscal year. The base salary for executive officers is targeted at the sixtieth (60th) percentile of salaries for comparable positions in companies that compete with the Company for executive talent. The Committee believes that net.com’s most direct competitors for executive talent are not necessarily the companies that net.com uses in a comparison for stockholder returns. As a result, the compensation comparison group is not the same as the industry group index in the Stock Performance Graph appearing later in this Proxy Statement.
  Incentive Compensation.  Net.com’s executive officers along with all employees are eligible to participate in the Company’s incentive compensation program.  Awards to executive officers are based upon a percentage of base salary and are determined by measuring the performance of the Company relative to certain goals for profitability and individual performance of certain key strategic objectives for the Company. Individual performance is measured against objectives established early in the fiscal year. These objectives are reviewed periodically throughout the fiscal year and may be modified or new objectives added if the CEO or the Committee determines that changes are in the best interest for achieving overall company objectives.  Mr. Lau received commissions based on total sales derived under his supervision.  These commissions typically represent a material part of his overall cash compensation package, and the Committee believes it is appropriate and comparable to those received by similarly situated sales officers of high technology companies of comparable size and market capitalization.
  Long-term equity based compensation.  The 1993 Option Plan provides executive officers with incentives to maximize stockholder value and manage net.com from the viewpoint of our stockholders by providing an equity stake in the company.  Awards under this plan can take the form of stock options, restricted stock or stock appreciation rights.  No restricted stock or stock appreciation awards were made in Fiscal Year 2003.

                In determining the number of shares subject to the stock option grants to executive officers, as well as the vesting schedules of such options, the Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of shares owned by the officer which are not subject to vesting and the number of shares or options held by the officer which continue to be subject to vesting and the vesting schedules and exercise prices of such shares or options.  In addition, the Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience and value to the Company.  The Committee has established general guidelines for making option grants to executive officers based upon the above factors, however, the Committee does not strictly adhere to these guidelines and may vary the size of the option grant made to an executive officer as circumstances warrant.

                During Fiscal Year 2003, the Committee granted options to Messrs. Batty, Lau, McGrath, Range, and Whyte.  All options were granted with an exercise price equal to the market value on the grant date.  The option grants will be of no value until: 1) the option vests; and 2) the market price for the Common Stock exceeds the market price on the grant date.  The options have a term of ten years and vest in periodic installments over a 4-year period contingent upon the executive officer’s continued employment with net.com.  The vesting period facilitates retention and the grant price aligns that portion of the executive’s compensation with the return realized by stockholders.  All of net.com’s executive officers hold stock options.

CEO Compensation

                Hubert A.J. Whyte became President, Chief Executive Officer and a Director of net.com on June 1, 1999.  As described above for the Company’s other executive officers, Mr. Whyte’s base salary is based on a number of factors, including compensation levels at companies that compete with the Company for business and executive talent and the incentives necessary to attract and retain qualified management.   Mr. Whyte’s base salary for Fiscal Year 2003 was $400,000 per year.  The Compensation Committee may adjust Mr. Whyte’s salary in the future, based upon comparative salaries of chief executive officers in the Company’s industry, and other factors that may include the financial performance of the Company and Mr. Whyte’s success in meeting strategic goals.  Mr. Whyte’s Fiscal Year 2003 incentive compensation was based on the actual financial performance of the Company.  The Company did not achieve designated corporate financial objectives despite making good progress against established strategic objectives.  As a result, Mr. Whyte did not receive an incentive award for Fiscal Year 2003 in accordance with the formula for the incentive plan used for all executive officers.

Internal Revenue Code Section 162(m)

                Section 162(m) of the Internal Revenue Code (the “Code”) limits net.com to a deduction for federal income tax purposes of no more than $1 million of compensation paid to executive officers named in the Summary Compensation Table in a taxable year. Compensation above $1 million may be deducted if it is “performance based” within the meaning of the Code. The Committee currently believes that the Company should be able to manage its executive compensation program so as to preserve the related federal income tax deductions, although individual exceptions may occur.

                                                                                Compensation Committee Members

                                                                                Dixon R. Doll, Chairman
                                                                                David R. Laube
                                                                                Hans A. Wolf

Stock Performance Graph

                The graph depicted below shows net.com’s stock price as an index assuming $100 invested over the five year period beginning on March 31, 1998, along with the composite prices of companies listed in the S&P 500 Index and Nasdaq Telecommunications Index.  All values assume reinvestment of the full amount of all dividends.

			Cumulative Total Return
	3/98	3/99	3/00	3/01	3/02	3/03
NETWORK EQUIP TECHNOLOGIES	100.00	55.02	61.54	26.15	31.69	37.05
S & P 500	100.00	116.76	136.02	105.32	104.14	78.38
NASDAQ TELECOMMUNICATIONS	100.00	159.24	283.81	84.49	44.75	31.29

                This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act  of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE

                The Audit Committee of the Board is responsible for appointing and providing the compensation of the independent auditors to conduct the annual audit of net.com's accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies..  Each of the members of the Audit Committee is independent, as defined under the listing standards of the New York Stock Exchange.  The Committee operates under a written charter prepared by the Audit Committee and adopted by the Board of Directors.  Management of the Company has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process.  The Company’s independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the U.S.

                In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

  reviewed the audited consolidated financial statements with the Company’s management;
  discussed with Deloitte & Touche LLP, the Company’s independent auditors, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other things, (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants’ conclusions regarding the reasonableness of those estimates; and (iv) disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements;
  met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;
  reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence; and
  instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

                Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for Fiscal Year 2003 be included in the Company’s Annual Report on Form 10-K for the year ended March 28, 2003, for filing with the SEC, and the Board of Directors approved such inclusion.  Based on the Audit Committee’s recommendation, the Board has also selected, subject to stockholder approval, Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 26, 2004.

                                                                                Audit Committee Members

                                                                                Peter Sommerer, Chairman
                                                                                Dixon R. Doll
                                                                                C. Nicholas Keating, Jr.
                                                                                David R. Laube
                                                                                Hans A. Wolf

Relationship with Independent Accountants

                Deloitte & Touche LLP and its predecessors have acted as the Company’s independent auditors since the Company’s inception.  In accordance with standard policy, Deloitte & Touche LLP periodically changes the individuals who are responsible for the Company’s audit.

                Following are the aggregate fees billed to the Company for Fiscal Year 2003 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting:

Audit Fees	$ 420,649 (a)
Financial Information Systems Design and Implementation Systems	—
All Other Fees	$ 56,400 (b)

(a) Includes fees for consents and comfort letters and fees for the audits of the Company’s employee benefit plans.
(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                net.com is asking the stockholders to ratify the selection of Deloitte & Touche LLP as net.com’s independent public accountants for the fiscal year ending March 26, 2004.  The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

                In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection.  Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of net.com and its stockholders.

                Deloitte & Touche LLP has audited net.com’s financial statements since inception.  Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – 1993 STOCK OPTION PLAN AMENDMENTS

                The Board of Directors of the Company believes that a competitive employee stock option plan is critical if the Company is to recruit and retain high quality Officers, Directors, key employees and consultants. The Board is recommending approval of amendments to the 1993 Option Plan to:

  prohibit executive officers of the Company who are subject to the short-swing profit restrictions of the federal securities laws (the “Executive Officers”) and Directors, from receiving loans or installment payment terms from the Company in connection with the exercise of options (such loans are now prohibited under Section 402 of the Sarbanes-Oxley Act of 2002);
  prohibit the repricing of stock options without stockholder approval; and
  extend the termination date of the plan by five years, from August 10, 2003, to August 10, 2008.

These amendments were adopted by the Board on May 16, 2003, subject to stockholder approval at the Annual Meeting.

                As of June 30, 2003, approximately 16 current Officers, Directors, and key employees of the Company hold options issued under the 1993 Option Plan, and a total of 3,633,977 shares were subject to outstanding options and 1,640,020 shares remained available for future issuance under the 1993 Option Plan.

Background Regarding Proposed Amendments to the 1993 Option Plan

                The Company uses stock options as a critical component of its compensation structure. In order to recruit and retain well-qualified individuals to serve as Officers, Directors, key employees and consultants, the Company must be in a position to offer competitive compensation packages that are tied, in part, to an increase in the return on equity to stockholders. At the same time, the Company recognizes the need for certain limitations and restrictions regarding the administration of stock plans, in order to minimize the potential for conflicts of interest or counterproductive effects inherent in certain actions. The 1993 Option Plan provides for discretionary grants of options to eligible Officers and key employees of, and consultants and independent contractors to, the Company. In addition, the 1993 Option Plan provides for automatic grants to non-employee Directors, which the Company relies on as the major source of compensation for such Directors, upon their initial election and at each annual meeting thereafter, as described below. The proposed amendments will extend the term of the 1993 Option Plan and implement additional limitations on administration of the plan. Without approval of the extension of term, the 1993 Option Plan will terminate on August 10, 2003, and the Company will be unable to make future option grants to Officers, Directors (including automatic grants to non-employee Directors), key employees, including new hires, and consultants, placing the Company at a severe disadvantage in its recruitment and retention of these individuals.

Description of the 1993 Option Plan

                The current terms and provisions of the 1993 Option Plan are described in Appendix A.

1993 Option Plan Benefits

                The following table sets forth the number of options granted under the 1993 Option Plan, to the persons and groups named below, during the fiscal year ended March 28, 2003.

PLAN BENEFITS
1993 Option Plan

Named Corporate Officers and Groups	Number of Options Granted	Exercise Price
Hubert A. J. Whyte, President and Chief Executive Officer	180,000	$4.46*
John C. Batty, Sr. Vice President and Chief Operating Officer	125,000	$4.67*
Gary L. Lau, Sr. Vice President, Worldwide Sales and Service	129,000	$5.30*
John F. McGrath, Jr., Vice President and Chief Financial Officer	45,000	$5.31*
Jeffrey M. Range, Vice President, Operations	40,000	$5.79
Executive Group	744,000	$4.70*
Non-Executive Officer Directors	67,000	$3.49*
Non-Executive Officer Employees	245,000	$5.58*

* Average exercise price per share.

Required Vote; Recommendation of the Board of Directors

                The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required for approval of the above described amendments to the 1993 Option Plan.

                The Board of Directors recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4 – AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

                The Board believes that an employee stock purchase plan significantly adds to the Company’s ability to retain and recruit highly qualified employees. An employee stock purchase plan provides a meaningful incentive to all employees participating in the plan to perform their responsibilities in ways that increase return on equity to the Company’s stockholders. The Board is recommending approval of an amendment to the 1998 Employee Stock Purchase Plan (the “ESPP”) to provide it with flexibility to designate, from time to time, additional subsidiary entities whose employees may participate in the ESPP. The amendment to the ESPP was adopted by the Board on May 16, 2003 subject to stockholder approval at the Annual Meeting.

                As of June 30, 2003, approximately 375 employees of the Company were eligible to participate in the ESPP, and a total of 1,664,853 shares have been issued under the ESPP and 935,147 shares remained available for future issuance under the ESPP.

Background Regarding Proposed Amendment to the ESPP

                In 1998, the stockholders approved the ESPP as the successor to the Company’s 1990 Employee Stock Purchase Plan (the “1990 Plan”). In 1999, the stockholders approved an amendment to the ESPP to increase the number of shares available for issuance to employees under the ESPP by 1,000,000 shares. In 2002, the stockholders approved an amendment to the ESPP to increase the number of shares available for issuance to employees under the ESPP by an additional 1,000,000 shares.  The ESPP provides that a total of 2,600,000 shares may be issued to employees who purchase Common Stock under the Plan.

                The proposed amendment to the ESPP will allow for the designation of additional subsidiary entities whose employees may participate in the ESPP, and for such designation to occur without the need for additional stockholder approval. The Board believes that the amendment described in this Proposal to provide flexibility to designate additional subsidiaries that may participate in the ESPP will help the Company successfully compete for qualified employees and retain and motivate the current employees of these subsidiaries by providing an opportunity for them to have an ownership interest in the Company.

Description of the ESPP

                The current terms and provisions of the ESPP are described in Appendix B.

ESPP Benefits

                The following table sets forth the number of shares issued under the ESPP to the persons and groups named below for Fiscal Year 2003 and the “Dollar Value” of those shares. The “Dollar Value” is the difference between the fair market value of the Common Stock on the dates of purchase and the participant’s purchase price.

PLAN BENEFITS
ESPP

Name and Position	Number of Shares Issued	Dollar Value
Hubert A. J. Whyte, President and Chief Executive Officer	5,222	$1.57
John C. Batty, Sr. Vice President and Chief Operating Officer	5,269	$1.51
Gary L. Lau, Sr. Vice President, Worldwide Sales and Service	—	—
John F. McGrath, Jr., Vice President and Chief Financial Officer	—	—
Jeffrey M. Range, Vice President, Operations	—	—
Executive Group	17,960	$1.54
Non-Executive Officer Directors	—	—
Non-Executive Officer Employees	327,991	$1.26

Required Vote; Recommendation of the Board of Directors

                The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required for approval of the foregoing amendment to the ESPP.

                The Board of Directors recommends a vote FOR Proposal No. 4.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

                Under the securities laws of the United States, net.com's Directors, executive officers and any persons holding more than 10% of net.com’s Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the SEC.  Specific due dates have been established by the SEC and net.com is required to disclose in this Proxy Statement any failure to file by these dates.  Based upon (i) the copies of Section 16(a) reports which net.com received from such persons for their Fiscal Year 2003 transactions, and (ii) the written representations received from one or more of such persons, net.com believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors and 10% beneficial owners for Fiscal Year 2003.

FORM 10-K

                The company will mail without charge, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 28, 2003, including the financial statements, schedules, and list of exhibits. Requests should be sent to:  Investor Relations, 6900 Paseo Padre Parkway, Fremont, CA  94555.

STOCKHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

                Proposals of stockholders that are intended to be presented at net.com's Annual Meeting of Stockholders to be held in 2004 must be received by net.com no later than March 14, 2004 in order to be included, if appropriate, in the Proxy Statement and Proxy relating to that Annual Meeting.

                In addition, pursuant to net.com's Bylaws, in order for any stockholder to propose any business (including nominations for Director) at an Annual Meeting, such stockholder is required to provide net.com with advance written notice at least 60 days prior to such meeting (no later than June 10, 2004, assuming the Annual Meeting is held on August 10, 2004).  The notice must contain certain information regarding such stockholder (and any nominee for Director), any arrangements between the stockholder and the nominee, and any other information regarding such nominee or each matter of business proposed by the stockholder that would be required to be disclosed in a Proxy Statement filed with the SEC for solicitations of proxies to approve such proposed business.

Any such proposals or notices should be directed to the attention of the Corporate Secretary, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway in Fremont, CA  94555-3660.

OTHER BUSINESS

                The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting.  If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying Proxy Card to vote the shares represented thereby on such matters in accordance with their best judgment.

                                                                                                By Order of the Board of Directors,

                                                                                                HUBERT A.J. WHYTE
July 8, 2003                                                                            President and Chief Executive Officer

Appendix A

DESCRIPTION OF THE
1993 OPTION PLAN

                The current terms and provisions of the 1993 Option Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by the 1993 Option Plan previously filed as an exhibit to our Annual Report on Form 10-K.  Copies of the 1993 Option Plan and proposed amendments may be obtained by any stockholder upon written request to the Secretary of the Company at its corporate office in Fremont, California.

                Shares subject to discretionary or automatic options are issued from the same share reserve. Options are granted to those individuals who the Company believes contribute to the management, growth and financial success of the Company and its subsidiaries.

                All shares issued upon option exercises, whether or not the shares are subsequently repurchased by the Company pursuant to its repurchase rights, will reduce on a share-for-share basis the number of shares available for subsequent grants. However, if and when any options expire or terminate without exercise and issuance of the underlying shares, the number of shares subject to the expired or terminated options will again be available for subsequent grants.

                Administration

                The 1993 Option Plan is administered by the Compensation Committee (the “Committee”) comprised of at least two non-employee members of the Board. Presently, Dixon R. Doll, David R. Laube and Hans A. Wolf constitute the Committee.  The Committee has sole and exclusive authority, subject to the provisions of the 1993 Option Plan, to determine the eligible individuals who are to receive discretionary options, the number of shares to be covered by each granted option, the dates on which the option is to become exercisable, and the term for which the option is to remain outstanding. The Committee also has the authority to determine whether, in accordance with the terms of the 1993 Option Plan, the granted option is to be an incentive stock option under the federal tax laws and to establish rules and regulations for proper plan administration.

                Before the amendments submitted for stockholder approval, the Committee had the authority to cancel outstanding options (except for options granted automatically to non-employee Directors) and to grant replacement options at a lower exercise price for the same or a different numbers of shares of Common Stock. The amendments set forth in this Proposal will remove the authority to effect such cancellation and replacement without stockholder approval.

                Discretionary Option Grants

                The maximum number of shares of Common Stock subject to options that may be granted in any one year period to a participant under the 1993 Option Plan is 600,000. Options may be exercisable immediately or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

                Generally, if an optionee’s service to the Company terminates other than by reason of death or disability, vested options will remain exercisable for a period of three months following the optionee’s termination. If an optionee dies or becomes disabled while an employee or Director of, or a consultant or independent contractor to, the Company, or within three months following termination other than for cause, the optionee’s vested options will be exercisable for one year following death or disability, or if earlier, the expiration of the term of the option.  The Committee may, in its discretion, either extend the exercise period for any option, but not beyond the expiration date, or accelerate the vesting of the option. The maximum period during which any option may remain outstanding may not exceed ten years.

                Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee. By the terms of the vesting schedule in option agreements signed by participants, discretionary options begin vesting one year after grant.

                The option exercise price may be paid to the Company in cash or in shares of Common Stock valued at fair market value on the exercise date. Before adoption of the Sarbanes-Oxley Act of 2002, the Committee could assist any optionee, including an Executive Officer or Director, in the exercise of outstanding stock options by authorizing a loan from the Company or permitting the optionee to pay the option price in installments over a period of years. The amendments set forth in this Proposal confirm that Executive Officers and Directors are not permitted to receive such assistance.

                In the event of certain “Corporate Transactions” (each as defined in the 1993 Option Plan), if outstanding options are not assumed by the successor corporation or parent thereof or replaced by an equivalent option to purchase stock of the successor corporation, then, subject to limitations imposed at the time of grant, the vesting of outstanding options will accelerate and the options will become fully exercisable. In addition, the Committee has discretion, either in advance of or at the time of a Change in Control (as defined in the 1993 Option Plan), to provide for the automatic acceleration of options upon the occurrence of a Change in Control or a Corporate Transaction such that the Options will be exercisable until the expiration of the option term. The Committee also has exercised its discretion to accelerate the vesting of options held by Officers terminated in conjunction with, or within one year after, a Change in Control, such that the Options will be exercisable until the expiration of the option term.

                Executive Officers are granted limited stock appreciation rights in connection with a Hostile Take-Over (as defined in the 1993 Plan). Upon the occurrence of a Hostile Take-Over, each option in effect for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 1993 Option Plan.

                Automatic Option Grants

                The 1993 Option Plan provides that on the date of each annual meeting:

  each non-employee Director who is elected to the Board at such annual meeting, whether first elected or reelected, is automatically granted an option to purchase 12,000 shares of Common Stock.
  each non-employee Director who serves on, or first becomes a member of, an active standing committee of the Board at the time of the annual meeting is automatically granted an option to purchase 4,000 shares of Common Stock.
  each non-employee Director who serves as, or first becomes, a Chairperson of an active standing committee of the Board is automatically granted an option to purchase 4,000 shares of Common Stock.

                If such an election or appointment occurs sometime other than at an annual meeting, the non-employee Director is automatically granted an option to purchase a pro-rata portion of the applicable number of shares. In the case of election to the Board, the pro-rata calculation is based upon the date first elected to the Board and the date of the next annual meeting at which such Director’s term will expire. In the case of appointment as a member of an active standing committee of the Board or as a Chairperson of such a committee, the pro-rata calculation is based upon the date first appointed and the date of the next annual meeting.

                Non-employee Directors are not eligible to receive grants of options in addition to these automatic grants.

                Options granted under the automatic grant program are non-statutory and vest immediately upon the grant date, and are exercisable in equal monthly installments over three years beginning one month following the grant date. The exercise price of an option is payable upon exercise. Options have a term of ten years measured from the grant date.

                Options granted to non-employee Directors who have served on the Board for at least three years, and who are at least age 65 at the time of retirement from the Board, become fully exercisable as of the date of retirement and remain exercisable until the expiration or sooner termination of the option term. Options granted to non-employee Directors, whose termination of service is due to death, but who have served on the Board for at least three years, become fully exercisable as of such date and remain exercisable until the expiration or sooner termination of the option term. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee.

                In the event that an optionee ceases to serve on the Board (other than by reason of death or retirement after having attained the age of 65), he or she will have three months following the cessation of service to exercise options that are exercisable as of that date.  If an optionee dies while serving on the Board, or within three months after ceasing to serve on the Board, options, to the extent exercisable as of that date, may be exercised by such optionee’s personal representative or estate for twelve months following death or until the expiration date, if sooner.

                In the event of a Corporate Transaction or Change in Control, all shares subject to options will become exercisable immediately before the event that constitutes a Corporate Transaction or Change in Control, and thereafter terminate.  In the event of a Hostile Take-Over, each option outstanding for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 1993 Option Plan.

                Option Exercise Price

                The exercise price of any discretionary option granted under the 1993 Option Plan is set by the Committee, but it may not be less than the fair market value of the Common Stock on the date of grant.  The exercise price of an incentive stock option granted to a participant who owns in excess of 10% of the outstanding voting stock of the Company will be 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of each automatic option granted to a non-employee Director under the 1993 Option Plan is the fair market value of the Common Stock on the date of grant.

                Stock Appreciation Rights

                The Committee has the discretion to accept the surrender of one or more outstanding discretionary options and authorize, in exchange, the payment by the Company of an appreciation distribution equal to the excess of: (i) the fair market value (on the date of surrender) of the vested shares of Common Stock surrendered over (ii) the option price payable for such vested shares. This payment may be made, in the discretion of the Committee, in shares of Common Stock valued at fair market value on the date of surrender, or in cash, or a combination of shares and cash. This provides a mechanism for extinguishing stock option rights with the issuance of fewer shares than would be required for an option exercise, thereby potentially reducing dilution of the Company’s outstanding Common Stock.

                Discretionary Grants of Restricted Stock

                Officers, Directors (other than non-employee Directors) and key employees are eligible to receive restricted stock awards except, that employees owning more than 10% of the outstanding voting stock are not eligible.  In the discretion of the Committee, shares of restricted stock may be vested immediately or may vest over a period of time, as specified in the restricted stock agreement.  Whether or not the shares of restricted stock are fully vested when issued, the awardee will have all rights of a stockholder as of the date of issuance, which will entitle the awardee to voting rights and the right to receive dividends.  Upon termination of employment, the unvested shares of restricted stock will be surrendered to the Company for cancellation in exchange for a cash payment equal to the aggregate par value of the shares and the awardee will thereafter cease to have any rights in those shares.  In its discretion, the Committee may waive, in whole or in part, the Company’s cancellation of unvested restricted stock held by an employee at termination.

                In the event of a “Corporate Transaction”, in which the Common Stock is converted into cash or other securities, unvested shares of restricted stock will be converted into the same consideration, which may, in the discretion of the Committee, be held in escrow until such time as the shares would otherwise have vested, pursuant to the original vesting schedule, and thereafter distributed.  In the event that the Company’s right to cancel unvested shares of restricted stock are not assigned to a successor corporation in a Corporate Transaction, such shares will become fully vested immediately before the effective date of the Corporate Transaction.  If the Company is acquired in a transaction in which the Company is not the surviving entity, shares of restricted stock will not become vested unless the 1993 Option Plan is terminated in connection with the transaction. In the event of a “Change in Control”, the Committee will have the discretion to accelerate the vesting of shares of restricted stock for one or more employees.

                Term of Plan; Amendments

                The Board may terminate the 1993 Option Plan at any time. The 1993 Option Plan is scheduled to terminate on August 10, 2003, but the amendments submitted for stockholder approval extend the termination date to August 10, 2008. Any options outstanding upon the termination of the 1993 Option Plan will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants.

                The Board may amend or modify the 1993 Option Plan, or any part thereof, at any time and for any reason. However, the Company will solicit stockholder approval for any amendment to the 1993 Option Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any award previously granted under the 1993 Option Plan without the consent of the awardee.

Federal Income Tax Consequences

                The following description is only a brief summary of certain United States federal income tax consequences relating to the 1993 Option Plan and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

                Incentive and Non-statutory Options

                An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

                An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

                Stock Appreciation Rights

                An optionee who is granted a stock appreciation right will have taxable ordinary income subject to income and employment tax withholding, if an optionee is a U.S. employee, in the year of exercise, equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

                Restricted Stock Awards

                Upon receipt of a restricted stock award, a recipient generally recognizes ordinary taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock. However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company in order to avoid a Company right of repurchase) and the recipient does not make an election under section 83(b) of the Code, the recipient will recognize ordinary taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the excess of the fair market value on the date of lapse over the purchase price. The taxable income will be subject to income and employment tax withholding, and the Company will be entitled to a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code within 30 days of the grant, the recipient will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the purchase price. The Company will be entitled to a deduction equal to the income recognized by the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

                Parachute Payments

                If the exercisability of an option or stock appreciation right is accelerated as a result of a Corporate Transaction or Change in Control, all or a portion of the value of the option or stock appreciation right at that time may be a “parachute payment” for purposes of the “excess parachute payment” provisions of the Code. Those provisions generally provide that if parachute payments to Officers, highly compensated employees, or employee stockholders exceed three times such an employee's average compensation for the five tax years preceding the Corporate Transaction or Change in Control, the employer corporation may not deduct any amount with respect to the parachute payment in excess of one times the average compensation, and the recipient is subject to a 20% excise tax on such excess over one times average compensation.

Appendix B

DESCRIPTION OF THE ESPP

                The current terms and provisions of the ESPP are summarized below. This summary does not purport to be a complete description of the ESPP and is qualified in its entirety by the ESPP previously filed as an Exhibit to our Annual Report on Form 10-K. Copies of the ESPP and proposed amendments may be obtained by any stockholder upon written request to the Secretary of the Company at its corporate office in Fremont, California.

                All employees, including Officers and Directors who are employees, regularly employed by the Company or its designated subsidiaries 20 or more hours per week and five or more months each year, are eligible to participate in the ESPP. Participation begins as of the first enrollment date following employment. However, any person who holds 5% or more of the Common Stock of the Company or any of its subsidiaries is prohibited from participating in the ESPP. Any eligible employee may enroll in the ESPP on the enrollment dates established by the Plan administrator. Currently, the enrollment date for existing employees is the first trading day of May each year. For new employees, the enrollment dates are scheduled to be the first trading day of May, September or January each year, depending upon their hire date. A participant may elect to terminate contributions to the ESPP at any time by giving written notice to the Company, and the participant will be deemed to have withdrawn from the ESPP immediately.

                The ESPP is administered by the Compensation Committee of the Board (the “Plan Committee”). The Plan Committee may amend or terminate the ESPP at any time; however, stockholder approval is required for amendments that would increase the number of shares subject to the ESPP. The Company must also solicit stockholder approval to the extent required by Section 423 of the Code, or other applicable laws, rules or regulations, or if the Board determines stockholder approval is advisable.

                No employee is permitted under the ESPP to purchase Common Stock at a rate which exceeds the lesser of: (i) the rate set by the Plan Committee, or (ii) $25,000 of fair market value of Common Stock, determined as of the enrollment date. In the event that the Company's outstanding Common Stock is affected by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the outstanding Common Stock as a class without receipt of consideration, to prevent dilution or enlargement of the rights of participants under the ESPP, appropriate adjustments will be made to any or all of the following: the number of shares issuable under the Plan; the maximum number of shares which may be purchased by any one participant during a single purchase period or over the term of the Plan; and the number of shares and price per share payable under outstanding purchase rights.

                Participating employees may elect to make contributions to the ESPP at a rate equal to any whole percentage up to a maximum of 15% of the employee’s gross pay per pay period. Gross pay includes an employee’s regular base earnings but does not include: (i) overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments, and (ii) any contributions by the Company or its corporate affiliates for the employee’s benefit under a health or welfare plan. The length of each offering period is established from time to time by the Plan Committee, but may not exceed 24 months. Current offerings are 12 months, running from May 1 to April 30, with three purchase periods of four months each, ending April 30, August 31 and December 31. On the last trading day of each purchase period, the Company will apply the funds then in the employee’s account to the purchase of shares. The price of each share purchased is 85% of the lower of the closing price of the Common Stock on (i) the first trading day in the enrollment period in which the purchase is made or (ii) the purchase date.

Federal Income Tax Consequences

                The following description is only a brief summary of certain United States federal income tax consequences relating to the ESPP and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Code and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

                The ESPP, and the right of participants to make purchases thereunder, is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Under these provisions, no income is taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, depending in part on how long the shares are held by the participant. If the shares are sold or otherwise disposed of more than one year after acquisition and two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares were purchased by the participant over the participant's purchase price. Any additional gain or loss on the sale or disposition will be capital gain or loss. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares before the expiration of the holding period described above.

DETACH HERE

PROXY
NETWORK EQUIPMENT TECHNOLOGIES, INC.
6900 Paseo Padre Parkway, Fremont, CA 94555-3660

This Proxy is Solicited on Behalf of the Board of Directors of
Network Equipment Technologies, Inc.

                The undersigned stockholder hereby appoints JOHN C. BATTY and FRANK SLATTERY, and each of them, with power of substitution, as "Proxies" to represent the undersigned at the Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the "Company") to be held on Tuesday, August 12, 2003, or at any adjournment thereof, and to vote all shares of Common Stock of the Company that the stockholder would be entitled to vote if personally present.

                The shares represented by this proxy will be voted as directed by the stockholder. If no direction is indicated, the Proxies are authorized to vote FOR each of the proposals. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

                YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒

Please mark votes as in this example.

FOR AGAINST ABSTAIN

1. To elect the following nominees as Class I Directors to serve for the term specified in the accompanying Proxy Statement and until their successors are elected and qualified.

Nominees:
 (01) David R. Laube and (02) Hubert A. J. Whyte

                FOR  [  ]   WITHHELD  [  ]

          [  ] For all nominees except as noted above

2. To ratify the appointment of Deloitte &
Touche LLP to serve as the Company's
independent accountants for the fiscal
year ending March 26, 2004.

3. To approve an amendment to the
Company's 1993 Stock Option Plan
making various changes, including
extending the term of the plan five years.

4. To approve an amendment to the
Company's 1998 Employee Stock
Purchase Plan to clarify the
administrator's ability to designate
subsidiaries for participation in the plan.

[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

NETWORK EQUIPMENT TECHNOLOGIES, INC.
1993 STOCK OPTION PLAN
AMENDED AND RESTATED JUNE 1, 1999
AMENDED JULY 12, 1999
AMENDED APRIL 16, 2002
AMENDED MAY 16, 2003

TABLE OF CONTENTS

ARTICLE ONE
GENERAL PROVISIONS
I.	PURPOSES OF PLAN..............................................................................................................................	2
II.	ADMINISTRATION OF PLAN.............................................................................................................	2
III.	STOCK SUBJECT TO PLAN..................................................................................................................	3
ARTICLE TWO
DISCRETIONARY OPTION GRANTS
I.	ELIGIBILITY FOR OPTION GRANTS...................................................................................................	3
II.	TERMS AND CONDITIONS OF OPTIONS.........................................................................................	4
III.	INCENTIVE OPTIONS.............................................................................................................................	6
IV.	CORPORATE TRANSACTION.............................................................................................................	6
V.	CANCELLATION AND REGRANT OF OPTIONS.............................................................................	7
VI.	STOCK APPRECIATION RIGHTS; HOSTILE TAKE-OVER; CHANGE IN CONTROL...............	7
ARTICLE THREE
AUTOMATIC OPTION GRANT PROGRAM
I.	ELIGIBILITY..............................................................................................................................................	9
II.	TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS...............................................	9
III.	CORPORATE TRANSACTION; CHANGE IN CONTROL; HOSTILE TAKE-OVER....................	11
ARTICLE FOUR
RESTRICTED STOCK AWARDS
I.	DETERMINATION OF ELIGIBILITY AND AMOUNT OF AWARDS...........................................	11
II.	RESTRICTED STOCK.............................................................................................................................	12
III.	VESTING SCHEDULE..............................................................................................................................	12
ARTICLE FIVE
MISCELLANEOUS
I.	AMENDMENT OF PLAN.......................................................................................................................	14
II.	TAX WITHHOLDING.............................................................................................................................	14
III.	TERM OF PLAN.......................................................................................................................................	14
IV.	USE OF PROCEEDS.................................................................................................................................	14
V.	REGULATORY APPROVALS................................................................................................................	15
VI.	NO EMPLOYMENT/SERVICE RIGHTS................................................................................................	15
VII.	MISCELLANEOUS PROVISIONS.........................................................................................................	15

AMENDED AND RESTATED
NETWORK EQUIPMENT TECHNOLOGIES, INC.
1993 STOCK OPTION PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.              PURPOSES OF PLAN

                A.            This 1993 Stock Option Plan (the “Plan”) was adopted as of August 11, 1993 (the “Effective Date”) to promote the interests of Network Equipment Technologies, Inc., a Delaware corporation (the “Corporation”), by allowing eligible individuals to acquire or increase proprietary interests in the Corporation as an incentive to remain in the service of the Corporation (or its “parent” or “subsidiary” corporations, as defined in Section 424 of the Internal Revenue Code).

                B.            This Plan is the successor to the Network Equipment Technologies, Inc. 1983 Stock Option Plan (the “1983 Plan”).  No options shall be granted under the 1983 Plan from and after the Effective Date.  The terms and conditions of options granted under the 1983 Plan before the Effective Date are not affected by the adoption of this Plan.

                C.            This Plan was amended and restated as of April 14, 1998 to include the provisions of and provide a successor plan for the Corporation’s 1988 Restricted Stock Award Plan (the “1988 Plan”).  No restricted stock shall be granted under the 1988 Plan from and after April 14, 1998.  The terms and conditions of restricted stock granted under the 1988 Plan before April 14, 1998 are not affected by the amendment of this Plan.

                D.            This Plan is amended as of April 16, 2002 to provide for the automatic grant of stock options to all directors of the Corporation who are not employed by the Corporation or any parent or subsidiary of the Corporation.

II.            ADMINISTRATION OF PLAN

                A.            This Plan shall be administered by a committee (the “Plan Administrator” or “Committee”) of two or more non-employee Directors appointed by the Corporation’s Board of Directors (the “Board”).  Committee members shall serve for such periods as the Board may determine and may be removed by the Board at any time.

                B.            The Plan Administrator shall have full authority (subject to the provisions of this Plan) to establish such rules and regulations as it deems appropriate for the proper administration of this Plan and to make such determinations and interpretations concerning this Plan and options granted under this Plan as it deems necessary or advisable.  Decisions of the Plan Administrator shall be final and binding upon all parties.

                C.            The Plan Administrator shall have full authority to grant options and stock appreciation rights pursuant to Article Two and restricted stock pursuant to Article Four of this Plan and to determine in its sole discretion which eligible individuals are to receive such options, rights, or restricted stock, the number of shares to be covered by each such option or grant, whether each option is to be an incentive stock option intended to satisfy the requirements of Section 422 of the Internal Revenue Code (“Incentive Option”) or a non-statutory option not intended to satisfy those requirements, the time(s) at which each option or grant is to become vested or exercisable, and the maximum term for which each option is to be outstanding.

III.           STOCK SUBJECT TO PLAN

                A.            An aggregate of 9,406,415 shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”) is available for issuance under this Plan, and the predecessor 1983 Plan, subject to adjustment from time to time in accordance with this Section III.  These shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market.  The number of shares of Common Stock available for issuance under this Plan shall be reduced, share-for-share, by the number of shares issued with respect to options granted under the 1983 Plan that are outstanding at the Effective Date and are subsequently exercised.

                B.            To the extent that an option granted under this Plan or the 1983 Plan or a restricted stock award under the 1988 Plan expires or terminates for any reason before exercise or vesting in full (including any option canceled in accordance with the cancellation-regrant provisions of Section V of Article Two of this Plan), the shares then subject to the option or restricted stock award shall again be available for grant under this Plan.  Shares subject to any option, restricted stock award or portion thereof surrendered or canceled in accordance with Section VI of Article Two or Section III of Article Three, and shares repurchased by the Corporation pursuant to any repurchase rights available under this Plan, shall not again become available for option grants under this Plan.  If the exercise price of an option granted under this Plan (or the 1983 Plan) is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable under this Plan are withheld by the Corporation in satisfaction of withholding taxes incurred upon the exercise of an option, then the number of shares available for issuance under this Plan shall be reduced by the gross number of shares for which the option is exercised and not by the net number of shares issued to the option holder.

                C.            If a change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, or other similar change, then appropriate adjustments shall be made to (i) the number and/or class of shares issuable under this Plan, (ii) the number and/or class of shares and price per share in effect under each then-outstanding option or restricted stock award granted under this Plan (or the 1983 Plan), and (iii) the number of shares of Common Stock to be made the subject of each subsequent automatic option grant under Article Three of this Plan.  The purpose of adjustments to outstanding and restricted stock awards options shall be to preclude the enlargement or dilution of rights and benefits under such options or awards.  The adjustments determined by the Plan Administrator shall be final, binding, and conclusive.

                D.            The Corporation may not issue stock options covering in the aggregate more than 600,000 shares of Common Stock (subject to adjustments as required under V(C) above to any one participant in any one-year period. (amended 7/12/99)

ARTICLE TWO
DISCRETIONARY OPTION GRANTS

I.              ELIGIBILITY FOR OPTION GRANTS

                                The following persons are eligible to participate in the Discretionary Option Grant Program of this Plan:

                A.            Officers and other key employees of the Corporation (or its parent or subsidiary corporations) whose services contribute to the management, growth, and financial success of the Corporation (or its parent or subsidiary corporations), and

                B.            Those consultants and independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

II.            TERMS AND CONDITIONS OF OPTIONS

                                Options granted pursuant to this Article Two may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options.  Individuals who are not employees may be granted only non-statutory options.  Each option shall be evidenced by one or more written instruments in a form approved by the Plan Administrator.  Each such instrument shall comply with the terms and conditions specified below.  Each instrument evidencing an Incentive Option shall also be subject to Section III of this Article Two.  Failure to issue, or (if agreement is required) to agree to, an instrument evidencing an option shall not invalidate the option grant; however, the option shall not be exercisable until a written instrument has been issued and (if required) agreed to.

                A.            Option Price.

                                1.             The option price per share shall be fixed by the Plan Administrator, but shall not be less than the “fair market value” (defined below) per share of Common Stock on the date of the option grant.

                                2.             The option price shall, subject to Section III below, be immediately due upon exercise of the option and shall be payable in one or a combination of the following forms:

                                                (a)           cash or check payable to the Corporation;

                                                (b)           shares of Common Stock held by the optionee for the period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at “fair market value” on the exercise date; or

                                                (c)           a broker-dealer sale-and-remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (i) to a designated brokerage firm to effect the immediate sale of the option shares and remit to the Corporation, from the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price plus all income and employment taxes required to be withheld by the Corporation in connection with the exercise, and (ii) to the Corporation to deliver the certificates for the purchased shares directly to the brokerage firm to complete the transaction.

                                3.             The Plan Administrator may assist any optionee (excluding “executive officers” of the Company, as defined under federal securities laws, and members of the Board of Directors of the Company) in the exercise of any option granted under this Article Two and the satisfaction of any federal and state income and employment tax obligations arising therefrom, by (a) authorizing a loan to the optionee by the Corporation, or (b) permitting the optionee to pay the option price in installments over a period of months or years.  The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion.  Loans and installment payments may be allowed with or without security or collateral (other than to optionees who are consultants or independent contractors, who must adequately secure any loan by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price (less par value) of the purchased shares, plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option. (amended 5/16/03)

                                4.             The “fair market value” per share of Common Stock on any relevant date shall be determined as follows:

                                                (a)           If the Common Stock is listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as officially quoted on the composite tape of transactions on that exchange.  If there is no reported sale of Common Stock on that exchange on the date in question, the fair market value shall be the closing selling price on the exchange on the next preceding date for which a closing selling price is quoted.

                                                (b)           If the Common Stock is not listed or admitted to trading on any national stock exchange, but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of Common Stock on the date in question as reported on that system.  If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price for the next preceding date for which a closing selling price is quoted.

                B.            Term and Exercise of Options.

                                1.             Each option granted under this Article Two shall be exercisable at such time(s), during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the written instrument evidencing the option.  No option granted under this Article Two shall have a term in excess of ten (10) years after the grant date.

                                2.             During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee’s death.

                                3.             Exercise of an option shall be effected by delivery to the Corporation of a written notice in a form approved by the Plan Administrator specifying the number of shares as to which the option is being exercised, accompanied by payment of the exercise price (or provision for payment acceptable to the Plan Administrator), and containing such other provisions as the Plan Administrator approves from time to time.

                C.            Termination of Service.

                                1.             Except as otherwise approved by the Plan Administrator, if the optionee’s service to the Corporation is terminated:

                                                (a)           for cause, each then-outstanding option held by the optionee shall terminate immediately;

                                                (b)           for any reason other than cause, death, or permanent disability, each then-outstanding option held by the optionee shall expire no later than three (3) months after the termination date;

                                                (c)           by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), each then-outstanding option held by the optionee shall expire no later than twelve (12) months after the termination date; or

                                                (d)           by reason of the optionee’s death, or if the optionee dies during the three (3) months following termination of his or her employment other than for cause or by reason of permanent disability, each then-outstanding option held by the optionee shall expire no later than twelve (12) months following the termination date.  Following the optionee’s death, the option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution.

                                2.             Under no circumstances shall any option be exercisable after the specified expiration date of the option term.

                                3.             Following termination of the optionee’s service, an option shall not be exercisable to any greater extent than on the termination date; provided, however, that the Plan Administrator shall have complete discretion, at any time while the option remains outstanding, to permit the option to be exercised, not only with respect to the number of shares for which the option is exercisable at the time of the termination, but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had termination not occurred.

                                4.             For purposes of this Plan:

                                                (a)           An optionee shall be deemed to remain in service to the Corporation for so long as he or she renders (or in the case of consultants or advisors, has agreed to render) services on a periodic basis to the Corporation (or any parent or subsidiary) as an employee, a non-employee Director, or an independent consultant or advisor.

                                                (b)           An optionee shall be considered to be an employee for so long as he or she remains in the employ of the Corporation (or any parent or subsidiary), subject to the control and direction of the employer entity as to the work to be performed and the manner and method of performance.

                D.            Stockholder Rights.

An optionee shall have no stockholder rights with respect to any option shares until he or she has exercised the option and paid (or made arrangements satisfactory to the Plan Administrator to pay) the option price for the purchased shares.

III.           INCENTIVE OPTIONS

                                In addition to other application terms and conditions of this Plan, the following provisions shall apply:

                A.            Incentive Options may be granted only to employees.  Options specifically designated as “non-statutory” options when issued shall not be subject to this Section III.

                B.            If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any of its parent or subsidiary corporations (“10% Stockholder”), then the option price per share shall not be less than 110% of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years from the grant date.

IV.           CORPORATE TRANSACTION

                A.            In the event of any of the following stockholder-approved transactions (a “Corporate Transaction”):

                                                1.             a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction whose principal purpose is to change the State of the Corporation’s incorporation,

                                                2.             the sale, transfer, or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution, or

                                                3.             any “reverse” merger in which the Corporation is the surviving entity, but in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to holders other than those who owned such voting power immediately before the merger, then immediately before the Effective Date of the Corporate Transaction, each option granted under this Article Two shall become fully exercisable (“accelerate”) with respect to the total number of shares of Common Stock then subject to the option.  However, an option shall not accelerate if and to the extent: (i) the option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced by an equivalent option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) acceleration of the option is subject to other limitations imposed by the Plan Administrator at the time of grant.   The determination of equivalence under clause (i) above shall be made by the Plan Administrator and shall be final, binding, and conclusive.

                B.            Upon the consummation of the Corporate Transaction, all options granted under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor (or surviving) corporation or its parent company.

                C.            Each option granted under this Article Two that is replaced by an equivalent option in a Corporate Transaction, or that otherwise continues in effect, shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities that would have been issued in the Corporate Transaction to an actual holder of the number of shares of Common Stock that were subject to the option immediately before the Corporate Transaction.  Appropriate adjustment shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same.  In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                D.            The grant of options under this Article Two shall not affect the right of the Corporation to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

V.            CANCELLATION AND REGRANT OF OPTIONS

                                Upon stockholder approval, the Plan Administrator may, with the consent of the affected optionees, cancel any or all outstanding options granted under this Article Two and grant in substitution new options covering the same or different numbers of shares of Common Stock but having an option price per share not less than the fair market value of the Common Stock on the new grant date (or 110% of fair market value in the case of an Incentive Option granted to a 10% Stockholder). (amended 5/16/03)

VI.           STOCK APPRECIATION RIGHTS; HOSTILE TAKE-OVER; CHANGE IN CONTROL

                A.            As determined by the Plan Administrator in its sole discretion, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option granted under this Article Two in exchange for a payment by the Corporation of an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or part thereof), over (ii) the aggregate option price payable for those shares.

                B.            No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator.  If the surrender is approved, then the payment to the optionee under this Section VI may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator determines in its sole discretion.

                C.            If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights he or she had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time before the later of (i) five (5) business days after receipt of the rejection notice, or (ii) the last day on which the option is otherwise exercisable in accordance with its terms, but in no event more than ten (10) years after the date of the option grant.

                D.            Each Officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall have the following limited stock appreciation rights in tandem with each option received under this Article Two.  Upon the occurrence of a Hostile Take-Over (defined below), each option with a limited stock appreciation right in effect for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Corporation in the amount of the excess of (i) the Take-Over Price (defined below) of the shares of Common Stock subject to the canceled option (whether or not the option is otherwise exercisable for such shares), over (ii) the aggregate exercise price payable for such shares.  The payment shall be made within five (5) days after consummation of the Hostile Take-Over.  Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash payment.

                E.             A “Hostile Take-Over” shall be deemed to occur if (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer that the Board does not recommend that the Corporation’s stockholders accept, and (ii) more than 50% of the securities so acquired are accepted from holders other than Officers and Directors of the Corporation subject to Section 16 of the Exchange Act.  The “Take-Over Price” per share shall be the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section II.A.4 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.  However, if the canceled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                F.             The Plan Administrator shall have full discretionary authority, exercisable either in advance of, or at the time of, a Change in Control (defined below), to provide for the automatic acceleration of options granted under this Article Two upon the occurrence of the Change in Control.  The Plan Administrator shall also have full discretionary authority to condition any such acceleration upon the subsequent termination of the optionee’s service to the Corporation (or a parent or subsidiary) within a specified period after the Change in Control.  The Plan Administrator hereby exercises such discretion to accelerate vesting of all outstanding options held by Officers of the Corporation whose employment is terminated in conjunction with, or within a year of, a Change in Control or Corporate Transaction.  Any option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration of the option term.  For all purposes of this Plan, a “Change in Control” shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such reporting requirement, other than a Corporate Transaction; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                                                1.             any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a “person” under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation’s then-outstanding securities entitled to vote in the election of Directors of the Corporation, pursuant to a tender or exchange offer that the Board does not recommend that the Corporation’s stockholders accept; or

                                                2.             during any period of two (2) consecutive years, individuals who, at the beginning of such period, constituted the Board and any new members of the Board, whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least three-quarters (3/4) of the Directors then in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                G.            The shares of Common Stock subject to any option surrendered or canceled for an appreciation distribution pursuant to this Section VI shall not be available for subsequent option grant under the Plan.

ARTICLE THREE
AUTOMATIC OPTION GRANT PROGRAM

I.              ELIGIBILITY

                A.            Eligible Optionees.  The individuals eligible to receive automatic option grants pursuant to this Article Three shall be limited to (i) Directors who are first elected or appointed as non-employee Directors on or after the Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) Directors who continue to serve as non-employee Directors at one or more annual stockholders meetings held while this Automatic Grant Program remains in effect, commencing with the 1994 annual meeting.

                B.            Limitation.  Except for the option grants to be made pursuant to this Article Three (and any automatic grants made under the corresponding provisions of the 1983 Plan), non-employee Directors shall not be eligible to receive option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries).

II.            TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                A.            Grant Dates.  Option grants will be made under this Article Three on the dates specified below:

                                1.             Each individual who first becomes a non-employee Director at any time after April 16, 2002, whether through election at an annual stockholder meeting or through appointment by the Board, shall automatically be granted upon the terms and conditions of this Article Three, at the time of such initial election or appointment, a non-statutory stock option to purchase the lesser of (a) 12,000 shares of Common Stock, or (b) a number of shares of Common Stock equal to 12,000 multiplied by a fraction, the numerator of which is the number of partial or whole calendar months remaining between such election or appointment and the next scheduled annual stockholder meeting at which such Director’s term will expire and the denominator of which is 36.  Each individual who first became a Non-employee director at any time after the Company's 2001 annual meeting of stockholders and before April 16, 2002 and who did not receive an automatic option grant at the time of his or her appointment under this Section II.A.1 shall, on April 16, 2002, automatically be granted upon the terms and conditions of this Article Three a non-statutory stock option to purchase the lesser of (a) 12,000 shares of Common Stock, or (b) a number of shares of Common Stock equal to 12,000 multiplied by a fraction, the numerator of which is the number of partial or whole calendar months remaining between such non-employee Director's election or appointment and the next scheduled annual stockholder meeting at which such Director’s term will expire and the denominator of which is 36.

                                2.             Each non-employee Director who first becomes a member of an active standing committee of the Board at any time after the Effective Date shall automatically be granted, upon the terms and conditions of this Article Three, at the time of such initial appointment, a non-statutory stock option to purchase the lesser of (a) 4,000 shares of Common Stock, or (b) a number of shares of Common Stock equal to 4,000 multiplied by a fraction, the numerator of which is the number of partial or whole calendar months remaining between such appointment and the next scheduled annual stockholder meeting and the denominator of which is 12.

                                3.             Each non-employee Director who first becomes chairman of an active standing committee of the Board at any time after the Effective Date shall automatically be granted upon the terms and conditions of this Article Three, at the time of such initial appointment, a non-statutory stock option to purchase the lesser of (a) 4,000 shares of Common Stock, or (b) a number of shares of Common Stock equal to 4,000 multiplied by a fraction, the numerator of which is the number of partial or whole calendar months remaining between such appointment and the next scheduled annual stockholder meeting and the denominator of which is 12.

                                4.             On the date of each annual stockholder meeting held after the Effective Date, beginning with the 1994 annual stockholder meeting, each non-employee Director who is at the time standing for reelection as a non-employee Director shall automatically be granted a non-statutory stock option under this Article Three to purchase 12,000 shares of Common Stock.

                                5.             On the date of each annual stockholder meeting held after the Effective Date, beginning with the 1994 annual stockholder meeting, each non-employee Director shall automatically be granted, whether or not he or she is standing for re-election as a Director at that time, a non-statutory stock option under this Article Three to purchase 4,000 shares of Common Stock for each active standing committee on which he or she serves as a member, plus an additional 4,000 shares for each committee on which he or she serves as chairman.

                                The 12,000-share limitation on the initial and periodic automatic option grants and the 4,000-share limitation on committee grants to be made to each non-employee Director shall be subject to adjustment pursuant to Section III.C of Article One.  For purposes of this Article Three, a committee shall be deemed to be an active standing committee if so designated by the Board and if it has met or transacted business within the twelve (12) months preceding the date of grant of an automatic option.

                B.            Exercise Price.  The exercise price per share shall be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

                C.            Payment.  The option price shall become immediately due upon exercise of the option and shall be payable as provided in Section II.A of Article Two.

                D.            Option Term.  Each option granted under this Article Three shall have a maximum term of ten (10) years measured from the grant date.

                E.             Exercisability.

                                1.             Each option granted under this Article Three will vest fully on the automatic grant date.  After vesting, each option granted will become exercisable in a series of 36 equal monthly installments beginning one month after the automatic grant date, provided the optionee remains a Director through each such date.

                                2.             Each option granted under this Article Three shall also become fully exercisable upon the date of the optionee’s cessation of Board service by reason of death or retirement, provided the optionee has served on the Board for at least three (3) years at the time of cessation of Board service.  A Director shall be deemed to have ceased Board service by reason of retirement if he or she has attained the age of 65 at the time of the cessation.

                                3.             Each option shall remain exercisable until the expiration or sooner termination of the option term.

                F.             Non-Transferability.  During the optionee’s lifetime, an option granted under this Article Three (together with the limited stock appreciation right pertaining to the option) shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than by will or by the laws of descent and distribution following his or her death.

                G.            Effect of Termination of Board Membership.

                                1.             If a Director ceases to be a Board member for any reason (other than death) while holding an option granted under this Article Three, he or she shall have three (3) months following the date of cessation of Board membership in which to exercise the option for any or all of the shares of Common Stock for which the option is exercisable at the time of the cessation.

                                2.             If a Director dies while serving as a Board member or during the three (3) months following his or her cessation of Board service, an option granted under this Article Three may be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of cessation of Board membership, by the personal representative of his or her estate or by the person(s) to whom the option is transferred pursuant to the Director’s will or in accordance with the laws of descent and distribution.  Any such exercise must, however, occur within twelve (12) months after the date of the Director’s death.

                                3.             In no event shall any option granted under this Article Three remain exercisable after the specified expiration date of its ten (10)-year term.  Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the option shall terminate and cease to be exercisable.

                H.            Stockholder Rights.  The holder of an option granted under this Article Three shall have no stockholder rights with respect to any option shares until he or she has exercised the option and paid (or made arrangement satisfactory to the Plan Administrator to pay) the exercise price for the purchased shares.

                I.              Remaining Terms.  The remaining terms and conditions of each option grant under this Article Three shall be as set forth in the form of Director Automatic Grant Agreement attached as Exhibit A to this Plan.

III.           CORPORATE TRANSACTION; CHANGE IN CONTROL; HOSTILE TAKE-OVER

                A.            Each option granted under this Article Three that is outstanding at the time of a Corporate Transaction or a Change in Control shall, immediately before the specified Effective Date for the Corporation Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock then subject to the option.  Upon the consummation of the Corporation transaction, all options granted under this Article Three shall terminate.

                B.            Upon the occurrence of a Hostile Take-Over, each option that has been outstanding under this Article Three for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Corporation calculated in accordance with Section VI.D. of Article Two and payable at the time and manner set forth in Section VI.E of Article Two.  Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash payment.

                C.            The automatic option grants under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                D.            The shares of Common Stock subject to each option canceled in connection with a Hostile Take-Over shall not be available for subsequent issuance under this Plan.

ARTICLE FOUR
RESTRICTED STOCK AWARDS

I.              DETERMINATION OF ELIGIBILITY AND AMOUNT OF AWARDS

                                The persons who shall be eligible to receive restricted stock awards under this Article Four shall be such key employees of the Corporation or its subsidiaries, including officers and directors, as the Plan Administrator shall select from time to time.  In no event, however, shall any employee owning stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary be eligible to receive shares under this Article Four.

II.            RESTRICTED STOCK

                A.            Restricted stock awards shall be made from time to time under the Plan in recognition of the services rendered to the Corporation or its subsidiaries by the selected participants.  All such restricted stock awards shall provide for the issuance, either as soon as practicable following the time of the award or at a later date specified in the agreement evidencing the award, of shares of the Corporation’s Common Stock.

                B.            Each recipient of a restricted stock award under the Plan shall, at the time the shares of Common Stock are issued in payment of such award, pay to the Corporation, in cash or cash equivalent, an amount equal to the aggregate par value of the issued shares.

III.           VESTING SCHEDULE

                A.            The interest of an employee in the shares of Common Stock issued to such employee under this Article Four may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of Section III.C.  Except as otherwise provided in Section III.F., the employee may not transfer any of the Common Stock in which he or she does not have a vested interest.  Accordingly, all unvested shares issued to an employee under the Plan shall bear the restrictive legend specified in Section III.D.1., until such legend is removed in accordance with Section III.D.2.  The employee, however, shall have all the rights of a stockholder with respect to the shares of Common Stock issued to him or her hereunder, whether or not his or her interest in such shares is vested.  Accordingly, the employee shall have the right to vote such shares and to receive any cash dividend paid on such shares.  Any new, additional or different shares of stock or other property (including money paid other than as a cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split or reclassification of Common Stock or by reason of a merger, consolidation, liquidation or other change in the capital structure of the Corporation shall be issued to the employee, subject to (i) the same vesting schedule applicable to his or her unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                B.            In the event an employee should, while his or her interest in the Common Stock remains unvested, (i) attempt to transfer (other than by way of a permissible gift under Section III.F.) any of the unvested Common Stock or any interest therein or (ii) cease employment with the Corporation for any reason whatsoever, then the certificates evidencing the employee’s unvested Common Stock (other than shares which become vested by reason of, or upon, such termination in accordance with the agreement evidencing the award) shall be immediately surrendered to the Corporation for cancellation and the employee shall no longer have any stockholder rights with respect to the canceled Common Stock.  In exchange for the surrendered certificates the employee shall receive a cash payment from the Corporation equal to the aggregate par value of the canceled shares.  For purposes of this Article Four, the employee shall not be deemed to have ceased employment with the Corporation for so long as the employee remains in the active employ of the Corporation or one or more of its subsidiaries.

                C.            Vesting; Corporate Transaction; Change in Control.

                                1.             Any shares of Common Stock issued under this Article Four that are not vested at the time of such issuance shall vest in one or more installments thereafter.  The elements of the vesting schedule applicable to the issued shares, including the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and shall be specified in the stock restriction agreement executed by the employee at the time the shares are issued.

                                2.             Should the Corporation’s Common Stock be converted into cash or other shares or securities of the Corporation or any other corporation as a result of a Corporate Transaction (as defined in Article Two, Section IV.A.), then the shares of Common Stock outstanding at such time under this Article Four shall likewise be converted into cash or such other shares or securities, and such assets may, in the discretion of the Plan Administrator, be held in escrow by the Corporation or its successor and shall thereafter be distributed to the employees from time to time as their interests therein vest in accordance with the same vesting schedules which are in effect for their shares of Common Stock immediately prior to such conversion.  However, the interest each employee has in the shares of Common Stock issued to him or her under this Article Four (together with any cash or other shares or securities into which such Common Stock is to be converted) shall become vested immediately prior to the specified effective date for the Corporate Transaction if the Company’s rights to repurchase or cancel unvested shares under this Article Four (for a payment equal to the par value of the shares) are not to be assigned to the successor corporation or parent thereof in connection with the Corporate Transaction.  If the Corporation is to be acquired by a reverse merger in which it is to remain the surviving entity, then no accelerated vesting under the Plan shall occur, unless the Plan is to be terminated in connection with such reverse merger.

                                3.             In the event of a Change in Control (as defined in Article Two, Section VI.F.), then the Plan Administrator shall have full power and authority (exercisable before or after the Change in Control) to accelerate the vesting of the interests of one or more of the employees in the shares of Common Stock issued to him or her under this Article Four.

                                4.             In the event of a Corporate Transaction, then any outstanding obligations or commitments to issue Common Stock pursuant to this Article Four shall be assumed by the successor corporation or parent thereof.

                D.            Restrictive Legends.

                                1.             Each certificate representing unvested shares of Common Stock (or other securities) issued under this Article Four shall bear the following restrictive legend:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT  TO RESTRICTIONS ON TRANSFER AND TO CANCELLATION IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF ARTICLE FOUR OF THE CORPORATION’S 1993 STOCK OPTION PLAN AND THE STOCK RESTRICTION AGREEMENT EXECUTED THEREUNDER BY THE CORPORATION AND THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST).  A COPY OF THE 1993 STOCK OPTION PLAN AND STOCK RESTRICTION AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION.”

                                2.             As the interest of the employee vests in the shares of Common Stock issued under this Article Four, the Corporation shall, upon the employee’s delivery of the certificate for such shares, issue a new certificate for the vested shares without the restrictive legend of Section III.D.1. and a second certificate for any remaining unvested shares with the Section III.D.1. legend endorsed thereon.  If any unvested shares of the employee are surrendered and canceled under Section III.C.3., then the Corporation shall at the time the cancellation is effected deliver a new certificate, without the restrictive legend of Section III.D.1., representing the number of shares (if any) in which the employee is at such time vested and which are accordingly no longer subject to cancellation by the Corporation.

                E.             The Plan Administrator may in its discretion waive, in whole or in part, any cancellation of unvested Common Stock (or other assets) to which an employee would otherwise be subject under Section III.B.  Such a waiver shall result in the immediate vesting of the employee’s interest in the shares of Common Stock (or other assets) as to which the waiver applies.

                F.             As used in this Section III, the term “transfer” shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of the shares of Common Stock issued under Article Four.  However, the employee shall have the right to make a gift of any or all of his unvested shares under Article Four to his spouse, parents or children or to a trust established for such spouse, parents or children, provided the recipient of the gifted shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the stock restriction agreement executed by the employee with respect to such shares.

ARTICLE FIVE
MISCELLANEOUS

I.              AMENDMENT OF PLAN

                                The Board shall have complete and exclusive authority to amend or modify this Plan in any or all respects whatsoever.  However, no such amendment or modification shall, without the consent of the option or restricted stock holders, adversely affect rights and obligations with respect to options or awards at the time outstanding under the Plan.  No amendment shall require stockholder approval except when (i) required by Section 422 of the Internal Revenue Code for incentive stock options; (ii) required by other applicable laws, regulations or rules (including rules of the New York Stock Exchange); or (iii) otherwise deemed advisable by the Board.

II.            TAX WITHHOLDING

                                A.            The Corporation’s obligation to deliver shares or cash upon exercise of options, stock appreciation rights or restricted stock awards, granted under this Plan shall be subject to the satisfaction of all federal, state, and local income and employment tax withholding requirements.

                                B.            The Plan Administrator may, in its discretion and upon such terms and conditions as it deems appropriate, provide any or all optionees under Article Two with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of options, one or more shares with an aggregate fair market value equal to a designated percentage (any whole multiple of 5% specified by the optionee) of the federal and state income taxes (“Taxes”) incurred in connection with the acquisition of such shares.  In lieu of direct withholding, optionees may be granted the right to deliver shares of Common Stock to the Corporation in satisfaction of such Taxes.  The withheld or delivered shares shall be valued at the fair market value on the applicable determination date for such Taxes.

III.           TERM OF PLAN

                A.            This Plan shall terminate upon the earlier of (i) August 10, 2008, or (ii) the date on which all shares available for issuance under this Plan have been issued pursuant to restricted stock awards or the exercise of options granted under this Plan and (to the extent outstanding on the Effective Date) the 1983 Plan.  If the date of termination is determined under clause (i) above, then no options or awards outstanding on such date shall be affected by the termination of this Plan. (amended 5/16/03)

                B.            Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under this Plan, provided each option granted is not to become exercisable, in whole or in part, at any time before stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

IV.           USE OF PROCEEDS

                                Any cash proceeds received by the Corporation from the sale of shares pursuant to options or restricted stock awards granted under this Plan may be used for general corporate purposes.

V.            REGULATORY APPROVALS

                A.            The implementation of this Plan, the granting of any option hereunder, and the issuance of stock for any restricted stock award or upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over this Plan, the options granted under it, and the stock issued pursuant to it.

                B.            No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under this Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VI.           NO EMPLOYMENT/SERVICE RIGHTS

                                Neither the action of the Corporation in establishing this Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan, shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

VII.          MISCELLANEOUS PROVISIONS

                A.            Except as otherwise provided in this Plan, the right to acquire Common Stock or other assets under this Plan may not be assigned, encumbered, or otherwise transferred by any optionee.

                B.            The provisions of this Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in that State.

                C.            The provisions of this Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees, and their permitted assignees.

o0o

NETWORK EQUIPMENT TECHNOLOGIES, INC.
1998 EMPLOYEE STOCK PURCHASE PLAN

AMENDED AND RESTATED AUGUST 10, 1999
AMENDED APRIL 16, 2002
AMENDED MAY 16, 2003

1.  PURPOSE.  The Network Equipment Technologies Employee Stock Purchase Plan (the “Plan”) is designed to foster continued employee retention and cordial employee relations, to encourage and assist employees of Network Equipment Technologies, Inc. (the “Company”) and its designated subsidiaries, to acquire stock in the Company, and to help them provide for their future financial security.  This Plan is the successor to the Company’s 1990 Employee Stock Purchase Plan (“1990 Plan”).

2.  SHARES SUBJECT TO PLAN.

                (a)  Number of Shares:  The Company has reserved for purchase under the Plan a total of 2,600,000 shares of its Common Stock (the “Shares”) plus shares remaining under the 1990 Plan after April 30, 1998 (collectively “share limitation”).  Shares sold under the Plan may be newly or previously issued shares, but all shares issued under the Plan, regardless of source, shall be counted against the share limitation.

                (b)  Adjustments:  In the event of any reorganization, recapitalization, stock split, reserve stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the structure of the capital stock of the Company, the Company may make such adjustment, if any, as it may deem appropriate in the number, kind, and subscription price of the securities available for purchase under the Plan and in the maximum number of securities that a member is entitled to purchase.  The Company may also make further adjustments to cause the Plan to qualify under Section 423 or any successor provision of the Internal Revenue Code of 1986, as amended (the “Code”), if and to the extent that it deems such qualification necessary or desirable.

3.  ADMINISTRATION.  The Plan shall be administered by such officers and employees of the Company or other persons as the Company’s Board of Directors from time to time may select (the “Plan Committee”).  All costs and expenses incurred in administering the Plan shall be paid by the Company, provided that any taxes applicable to a member's participation in the Plan may be charged to the member by the Company.

The Plan Committee may make such rules and regulations as it deems necessary to administer the Plan and to interpret the provisions of the Plan.  Any determination, decision, or action of the Plan Committee in connection with the construction, interpretation, administration, or application of the Plan or any right granted under the Plan shall be final, conclusive, and binding upon all persons.  No member of the Plan Committee shall be liable for any determination, decision, or action made.  The Plan Committee may delegate the administration of the Plan to Corporate Officers and their designees.

The Plan Committee may set date or dates of each “Offering Period”, not to exceed 24 months for each such period, under this Plan.  Offering Periods may have multiple “Purchase Periods” as set by the Plan Committee.  Subject to stockholder approval of this Plan, the initial Offering Period is scheduled to commence on May 1, 2000 and to end on April 30, 2001 and to have three Purchase Periods of four months each.

4.  ELIGIBILITY.  Any “employee” (as defined below) who regularly is engaged in the rendition of personal services to the Company or its designated subsidiaries (as may be designated from time to time by the Plan Committee) 20 hours per week or more and five months or more in any calendar year (except any employee who would own, directly or indirectly, five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries immediately after Shares are purchased under the Plan) shall be an “employee” and eligible to become a member of and to participate in the Plan beginning on the first Enrollment Date following his or her employment with the Company or a designated subsidiary.  Employees who participated under the 1990 Plan and who are employees as defined in this section of this Plan are eligible to participate under this Plan.  Individuals who are classified by the Company as independent contractors shall not be eligible to be members unless and until such individuals are reclassified as common law employees for federal income and federal employment tax purposes.

For purposes of the Plan:  “employee” shall mean any individual carried as an “employee” on the payroll records of the Company or a designated subsidiary at the relevant time or times; “subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if, as of a given Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.  Employees who participate under the Plan are referred to herein as “members”.

5.  PARTICIPATION.

                (a)  Enrollment:  Any eligible employee may enroll in the Plan as of the first trading day of each Offering Period or Purchase Period or such other date or dates chosen by the Plan Committee (each such date is an “Enrollment Date”).  Enrollment during any Offering Period may be subject to limitations or conditions set by the Plan Committee.  To enroll, an eligible employee must deliver to the Company a completed and signed Employee Stock Purchase Plan Subscription Agreement, substantially in the form provided by the Company, indicating the employee's acceptance of the Plan and agreement to participate in the Plan.  Forms must be received by the Company no later than an Enrollment Date and shall be effective as of such Enrollment Date.  Participation in the Plan is entirely voluntary.

                (b)  Re-enrollment upon Expiration of Offering Period:  At the end of a then-current Offering Period, each member automatically shall be enrolled in the next succeeding Offering Period (a “Re-enrollment”) unless, in a manner and at a time specified by the Company, but in no event later than the day before the first day of such succeeding Offering Period, a member notifies the Company in writing of the member's desire not to be so enrolled.  Re-enrollment shall be at the same percentage of contributions as the member's prior participation unless the member by timely written notice changes the percentage of contribution.  No member shall be automatically re-enrolled whose participation terminates by operation of Section 9 or who, during the preceding Offering Period, has eliminated his or her percentage of contribution or has notified the Company in writing of his or her withdrawal from participation in the Plan.

                (c)  Automatic Re-enrollment on Lower Price Enrollment Date:  If the fair market value of the Company's Common Stock is lower on any Enrollment Date (the “Lower Price Enrollment Date”) than it was on the Enrollment Date on which a participating member last enrolled in the Plan, the member shall be deemed to have re-enrolled in the Plan on such Lower Price Enrollment Date for the next succeeding Purchase Period.

6.  MEMBER'S CONTRIBUTIONS.  Each member shall make contributions by payroll deduction of any whole percentage up to a “maximum rate” of fifteen percent (15%) of the member's gross pay per pay period (“gross pay”), as designated by the member.  Gross pay shall include the regular basic earnings paid to a member by the Company or a subsidiary.  There shall be excluded from the calculation of gross pay (a) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments, and (b) all contributions made by the Company or its corporate affiliates for the member’s benefit under any employee benefit or welfare plan now or hereafter established.  Contributions shall not be made other than in accordance with this Section 6.

At any time, a member may elect in writing to stop making contributions under the Plan.  An election to stop contributions will take effect on the soonest practicable payroll date following receipt by the Company of the written election.  Any election by a member to stop his or her payroll deductions shall be deemed to be an election to withdraw from the Plan effective immediately following the purchase of Shares on the next Purchase Date.  Such member may not re-enroll until the commencement of a new Offering Period.

At any time prior to the start of a new Purchase Period, a member may elect in writing to increase (up to the maximum rate) or decrease (down to 1%) his or her rate of contribution by any whole percentage, for such subsequent Purchase Period or Periods.

Notwithstanding any other provision of the Plan, no member may receive a right to acquire Shares under the Plan (and all other employee stock purchase plans of the Company and its subsidiaries that are qualified or intended to be qualified under Section 423 or any successor provision of the Code) that accrues at a rate in excess of $25,000 of fair market value of such Shares for any calendar year (determined as of the Enrollment Date).

Employee contributions may be commingled with other Company funds free of any obligation of the Company to pay interest on such funds, but shall be credited to each member as soon as practicable after each withholding.

7.  PURCHASE RIGHTS.

                (a)  Grant of Purchase Rights.  Enrollment or Re-enrollment of a member in the Plan on an Enrollment Date will constitute the grant by the Company to the member of limited rights to purchase Shares under the Plan.  Upon enrollment, unless otherwise determined by the Plan Committee, a member will become eligible for the grant of purchase rights for up to the maximum permitted by Section 423 or such smaller number as authorized by the Plan Committee or by operation of this Plan, before the Enrollment Date.

                (b)  Terms and Conditions of Purchase Rights.  Each purchase right granted under the Plan shall have the following terms:

                                (i) whether or not Shares have been purchased thereunder, the purchase right will expire on the earliest to occur of (A) the completion of the purchase of Shares on the last Purchase Date occurring within 24 months after the Enrollment Date on which such purchase right was granted, or such shorter period as may be established by the Board of Directors from time to time before an Enrollment Date for all purchase rights to be granted on such Enrollment Date, or (B) the date on which participation of such member in the Plan terminates for any reason;

                                (ii) payment for Shares purchased under the purchase rights will be made only through payroll deduction in accordance with Section 6;

                                (iii) purchase of Shares upon exercise of the purchase rights will be accomplished only in installments in accordance with Section 8;

                                (iv) the purchase price per Share under the purchase rights will be determined as provided in Section 8; and

                                (v) the purchase rights will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Plan Committee from time to time.

8.  ISSUANCE OF SHARES.  On the last day of trading of each Purchase Period during an Offering Period (each a “Purchase Date”), so long as the Plan shall remain in effect, the Company shall apply the funds then credited to each member's account to the purchase of whole Shares.  The cost or charge to each member's account shall be the lower of 85 percent of the fair market value of one share of the Company’s Common Stock on the applicable Enrollment Date or on the Purchase Date, which date shall be the last day on which the Company’s stock is traded during a Purchase Period, as determined in good faith by the Plan Committee, multiplied by the number of Shares purchased.

On each Purchase Date, if funds are still credited to a member after the purchase of Shares, then (a) if such funds exceed the purchase price of a whole share under the Plan, there shall be refunded to the member an amount equal to the purchase price of the maximum number of whole shares such funds would cover under the Plan, and (b) any remaining funds shall be held for purchases on the next succeeding Purchase Date.  Upon the effective date of a member's written election to withdraw from participation in the Plan for the then-current Offering Period, any funds then credited to the member shall be refunded to the member.  The Company shall, promptly after each Purchase Date so long as the Plan is in effect, issue to the member entitled thereto the Shares purchased by the member under the Plan.

9.  TERMINATION OF MEMBERSHIP.  A member's participation in the Plan shall terminate, and no Shares may thereafter be purchased by such member under the Plan, (a) when the member ceases to be employed by the Company and its subsidiaries for any reason whatsoever, (b) when the member dies, or (c) 90 days after the member ceases to receive any compensation from the Company and its subsidiaries unless, in the case of (c) above, (i) such cessation is due to a leave of absence in accordance with policies of the Company or approved by the person or persons appointed by the Plan Committee, and (ii) the member's right to reemployment is guaranteed by statute or contract.

10.  WITHDRAWAL OF FUNDS.  Except as otherwise provided under this Plan, a member may not withdraw all or part of the funds credited to him or her under the Plan at any time before the funds are used to purchase Shares.

11.  BENEFICIARY.  Each member may designate in writing one or more beneficiaries and may, in such member's sole discretion, change such designation from time to time.  Any such designation shall be effective only after receipt by the Company and shall be controlling over any disposition by will or otherwise.

Upon the death of a member, amounts credited to the member shall be paid in cash to the beneficiary or beneficiaries designated by the member or, in the absence of such designation, to the executor, administrator, or other legal representative of the member's estate.  Such payment shall relieve the Company of further liability under the Plan on account of the member.  If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the member gave contrary instructions in such designation.

12.  MODIFICATION, TERMINATION.  The Company expects to continue this Plan until such time as all of the Shares reserved for purchase under the Plan have been purchased.  However, the Company reserves the right to amend, alter, or terminate the Plan at any time.  No amendment shall require stockholder approval, except:

                (a) for an increase in the number of shares reserved for purchase under the Plan;

                (b) to the extent required for the Plan to comply with Section 423 of the Code;

                (c) to the extent required by other applicable laws, regulations or rules; or

                (d) to the extent the Board otherwise concludes that stockholder approval is advisable.

The Board of Directors may elect to terminate any or all outstanding enrollments at any time.  If the Plan is terminated, the Board may also elect to terminate enrollments before, or upon completion of, the purchase of Shares on the next Purchase Date, or to permit enrollments to expire in accordance with their terms (and participation to continue through such expiration dates).  If enrollments are terminated before expiration, any funds contributed to the Plan that have not been used to purchase Shares shall be returned to the members as soon as administratively feasible.

If at any time the Shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment.  Any funds that cannot be applied to the purchase of whole Shares due to over-enrollment shall be refunded to members as soon as administratively feasible.  Further, if additional shares of Common Stock are added to the Plan, the Company may, in its discretion, adjust the purchase price of those shares or have such shares available, in whole or in part, only for purchase rights granted subsequent to stockholder approval of such additional shares.

13.  ASSIGNABILITY OF RIGHTS; CREATION OF LIENS.  No rights of any member under the Plan shall be assignable by the member, by operation of law or otherwise, and no person may create a lien on any funds, securities or any other property, except to the extent that there has been a designation of a beneficiary or beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if such beneficiary is not designated.  Prior to the purchase of any Shares under the Plan, each member shall be required to sign a statement to the foregoing effect.  A member's right to purchase Shares under the Plan shall be exercisable only during the member's lifetime and only by the member.

14.  PARTICIPATION IN OTHER PLANS.  The Plan shall not affect an employee's right to participate in and receive benefits under the then-current provisions of any pension, insurance or other employee benefit plan or program of the Company or a subsidiary.

15.  REPORTS.  The Company shall make available to members copies of all communications with holders of Common Stock, including annual and interim reports.  In connection with the issuance of Shares under the Plan, the Company shall provide each member with a summary of such member's total contributions during the preceding Offering Period, and the number of Shares purchased, purchase price and the balance of funds, if any, in the member's account.

16.  EQUAL RIGHTS AND PRIVILEGES.  It is intended that, except as may be determined by the Board of Directors, members shall have equal rights and privileges with respect to the Plan.

17.  APPLICABLE LAW.  The interpretation, performance and enforcement of the Plan shall be governed by the laws of the State of California.

18.  APPROVAL.  The Plan was approved by the Board of Directors on January 13, 1998 and by the stockholders of the Company on March 10, 1998.  The first amendment to the Plan was approved by the Board of Directors on June 1, 1999 and by the stockholders of the Company on August 10, 1999. The second amendment to the Plan was approved by the Board of Directors on April 16, 2002 and by the stockholders of the Company on August 13, 2002. The third amendment to the Plan was approved by the Board of Directors on May 16, 2003 [and by the stockholders of the Company on August 12, 2003].